UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135
                                   ---------

                          Templeton Institutional Funds
                         ------------------------------
               (Exact name of registrant as specified in charter)

       500 East Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394-3091
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                            --------------

Date of fiscal year end: 12/31
                         -----

Date of reporting period:  06/30/08
                           --------

Item 1. Reports to Stockholders.


JUNE 30, 2008

Foreign Smaller Companies Series

                                                              SEMI ANNUAL REPORT

                          TEMPLETON INSTITUTIONAL FUNDS

                   (FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)

Contents

SEMIANNUAL REPORT
TIF Foreign Smaller Companies Series ......................................    1
Performance Summary .......................................................    6
Your Fund's Expenses ......................................................    7
Financial Highlights and Statement of Investments .........................    9
Financial Statements ......................................................   14
Notes to Financial Statements .............................................   17
Shareholder Information ...................................................   24

Semiannual Report

TIF Foreign Smaller Companies Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIF Foreign Smaller Companies Series Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Templeton Institutional Funds (TIF) Foreign Smaller Companies Series (the Fund) covers the period ended June 30, 2008.

PERFORMANCE OVERVIEW

The Fund had a -10.74% cumulative total return for the six-month period ended June 30, 2008. The Fund performed better than its benchmark, the S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index, which had a -12.07% total return during the same period.(1) Please note that index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 6.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of global developed and emerging market equity securities, excluding the U.S., with market capitalizations less than $2 billion. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                              Semiannual Report | 1

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/08

                                  (BAR CHART)

Asia                                        37.8%
Europe                                      34.1%
North America                               11.2%
Australia & New Zealand                      4.9%
Latin America                                3.1%
Middle East & Africa                         1.0%
Short-Term Investments & Other Net Assets    7.9%

ECONOMIC AND MARKET OVERVIEW

In the first half of 2008, the U.S. economy grew marginally as energy prices rose, housing prices declined, the labor situation and consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses spread globally. Investors remained cautious and continued risk reassessments in the stock, bond and credit markets. Some economists speculated whether the U.S. would enter a recession while others believed one was already under way. Many agreed, however, that the slowing U.S. economy -- which is the world's largest and accounts for roughly 25% of global gross domestic product -- could have a meaningfully negative impact on growth prospects around the world.(2) Nevertheless, growth remained relatively strong in developing economies, particularly in Asia ex-Japan where China-led demand continued to impact commodities' prices and related equities.

In the six months under review, prices increased significantly for oil, natural gas, and most agricultural and industrial commodities, as well as precious metals, adding to global inflationary pressures. Many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight inflation, which Merrill Lynch estimated at 5.5% globally, up from 3.5% at the beginning of 2008. The U.S. focused on reigniting its economy through fiscal and monetary policies, but the eurozone made controlling inflation its main goal. Accordingly, while the U.S. Federal Reserve Board (Fed) eased rates aggressively down to 2.00% from 4.25%, the European Central Bank maintained rates at 4.00%. Overall, rising inflation led more than three-quarters of the world's central banks to raise rates as of the end of June, according to Merrill Lynch's estimate. Interest rate differentials pressured the U.S. dollar, particularly in the first quarter, but the greenback regained ground as the Fed paused and implied that its next move could be a rate hike. Indicators also signaled growth was slowing outside the U.S. For the period, however, the U.S. dollar declined versus many of the world's currencies, and the dollar's weakness contributed to higher commodities' prices, as most of these prices are set in U.S. dollars.

Against this challenging economic backdrop, many global equity markets were volatile, and a majority of them declined over the six-month period. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets remained relatively strong. Many financial institutions were hurt by their subprime loan exposure, but abundant global liquidity sources such as sovereign wealth funds offered some relief with quick recapitalizations during the period.

(2.) Source: Global Insight.


                              2 | Semiannual Report

INVESTMENT STRATEGY

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to our evaluation of the company's potential long-term (typically five years) earnings, asset value and cash flow. We also consider a company's price/earnings ratio, profit margins, liquidation value and other factors.

MANAGER'S DISCUSSION

Several holdings performed well during the period under review. U.K.-based Enodis (bought and sold during the reporting period), a top global equipment supplier to the food service industry, was among the most significant contributors to Fund performance. We believed Enodis was well positioned to benefit from several industry growth trends due to its wide product range, global infrastructure and award-winning technology, particularly in the European and Asian markets. Shares of Enodis rose significantly following the company's acceptance of Manitowoc's $2.7 billion takeover bid in April. Both boards of directors unanimously approved the transaction.

The Fund also benefited from its position in leading metals and mining company Iluka Resources. The company, headquartered in Australia, also operates in North America, Europe and Asia. Iluka, like many of its industry peers, suffered from declining margins over the past few years. However, recent evidence of tightening supply has led to higher zircon prices, and Iluka, which produces 37% of the world's zircon annually and 20% of the world's titanium dioxide feedstock, benefited from the trend. We believed that the company's recent exploration efforts and promising new zircon development projects strengthened the company's position in the zircon market.

The Fund's position in U.K.-based GAME Group, a major European retailer of computer software, video games, consoles and related products, also aided performance. Our research revealed that GAME Group was fundamentally strong as the company continued to benefit from strength in the video game cycle. The industry's rapid hardware sales growth has driven increased software sales, and we believed the company could improve its gross margins as its sales mix shifted toward software, which typically attracts a higher gross margin percentage than hardware. We also believed GAME Group's 2007 acquisition of GameStation has offered synergies and magnified the positive impact of the current game console cycle as GAME Group gained access to a large, higher margin, pre-owned sales base.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 6/30/08

                                  (BAR CHART)

Textiles, Apparel & Luxury Goods             8.3%
Commercial Services & Supplies               7.1%
Machinery                                    6.5%
Commercial Banks                             5.2%
Electronic Equipment & Instruments           5.1%
Specialty Retail                             4.7%
Food Products                                3.4%
Communications Equipment                     3.3%
Capital Markets                              3.2%
Energy Equipment & Services                  3.1%
Leisure Equipment & Products                 2.9%
Household Durables                           2.9%
Computers & Peripherals                      2.3%
Health Care Providers & Services             2.0%
Metals & Mining                              2.0%
Electrical Equipment                         2.0%
Other                                       28.1%
Short-Term Investments & Other Net Assets    7.9%


                             Semiannual Report | 3

TOP 10 EQUITY HOLDINGS
6/30/08

COMPANY                                     % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                    NET ASSETS
------------------------                    ----------
GAME Group PLC                                 2.2%
   SPECIALTY RETAIL, U.K.
Iluka Resources Ltd.                           2.0%
   METALS & MINING, AUSTRALIA
Imtech NV                                      1.7%
   CONSTRUCTION & ENGINEERING,
   NETHERLANDS
FKI PLC                                        1.6%
   MACHINERY, U.K.
Companhia de Saneamento de Minas Gerais        1.6%
   WATER UTILITIES, BRAZIL
Giant Manufacturing Co. Ltd.                   1.6%
   LEISURE EQUIPMENT & PRODUCTS, TAIWAN
Bank of Pusan                                  1.5%
   COMMERCIAL BANKS, SOUTH KOREA
Lojas Renner SA                                1.5%
   MULTILINE RETAIL, BRAZIL
Pihsiang Machinery Manufacturing Co. Ltd.      1.5%
   HEALTH CARE EQUIPMENT & SUPPLIES,
   TAIWAN
Rational AG                                    1.5%
   HOUSEHOLD DURABLES, GERMANY

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2008, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

The Fund had some underperforming holdings during the six months under review. Shares of Sinotrans, a leading Chinese logistics company, declined in value during the review period due to concerns about the U.S. economic slowdown and its consequences for Asian markets. Although we believed that Sinotrans' volume growth could slow, our analysis indicated that the company's stock price largely reflected market concerns and that its margins should recover. Sinotrans' primary business is arranging logistics and because the company's business model is fee-based and not driven by volume, it has fewer fixed costs than many of its asset-heavy peers as it does not own as many transport assets. In addition, Sinotrans' status as China's dominant freight forwarder should allow the company to negotiate better rates if demand weakens.

Steiner Leisure, a Bahamas-based, leading provider of spa services to the cruise and resort industry, also hindered performance. Although reduced consumer spending on leisure services hurt the company's stock price, our analysis indicated the company was attractively valued on a longer-term basis. Steiner is known for its ability to provide a seamless, high-quality spa experience to its clients' customers while guaranteeing minimum concession fees with little operating risk to the ship owners. Given its strong relationships across the cruise and luxury resort industries, we believed Steiner was poised to benefit from two primary trends -- future worldwide growth in cruising and the continued development of high-end spas at upscale luxury hotels and resorts. In addition, Steiner's management team has a strong track record for being cost-focused operators with a disciplined approach to generating high returns and returning capital to shareholders.

South Korea-based Youngone, a leading original equipment manufacturer of high-end sportswear and casual outerwear such as ski wear, hiking/mountain climbing apparel and anoraks, also detracted from Fund performance. The company's shares declined in value during the review period as a slowing global economy curbed demand for its products. However, for the long


                              4 | Semiannual Report
term, we continued to believe the company was attractively valued due to its geographically diversified production base, competitive pricing, high product quality and strong customer relationships. We believed Youngone was well positioned to benefit from growing industry consolidation due to its expanded production base in lower-cost countries, which has contributed to its strong operating margins and cash flow.

Thank you for your continued participation in TIF Foreign Smaller Companies Series. We look forward to serving your future investment needs.

[PHOTO OF HARLAN B. HODES]


/s/ Harlan B. Hodes
-------------------------------------
Harlan B. Hodes, CPA

[PHOTO OF CYNTHIA L. SWEETING]


/s/ Cynthia L. Sweeting
-------------------------------------
Cynthia L. Sweeting, CFA

Portfolio Management Team
TIF Foreign Smaller Companies Series

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30,2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Semiannual Report | 5

Performance Summary as of 6/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE INFORMATION

SYMBOL: TFSCX           CHANGE   6/30/08   12/31/07
-------------           ------   -------   --------
Net Asset Value (NAV)   -$2.17    $18.03    $20.20

PERFORMANCE(1)

UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

                                         6-MONTH           1-YEAR      5-YEAR     INCEPTION (10/21/02)
                                        --------          --------   ----------   --------------------
Cumulative Total Return(2)                -10.74%           -14.16%     +138.62%          +175.12%
Average Annual Total Return(3)            -10.74%           -14.16%      +19.00%           +19.46%
Value of $1,000,000 Investment(4)       $892,567          $858,425   $2,386,050        $2,751,114
   Total Annual Operating Expenses(5)
      Without Waiver                               1.07%
      With Waiver                                  0.95%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL
1-800/321-8563.

THE ADMINISTRATOR HAS CONTRACTUALLY AGREED TO WAIVE OR LIMIT ITS FEES SO THAT TOTAL FUND ANNUAL OPERATING EXPENSES, EXCLUDING ACQUIRED FUND FEES AND EXPENSES, DO NOT EXCEED 0.95% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/09.

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. ADDITIONALLY, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                              6 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                              Semiannual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/08      VALUE 6/30/08   PERIOD* 1/1/08-6/30/08
                                           -----------------   --------------   ----------------------
Actual                                           $1,000           $  892.57              $4.47
Hypothetical (5% return before expenses)         $1,000           $1,020.14              $4.77

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, of 0.95%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                              8 | Semiannual Report

Templeton Institutional Funds

FINANCIAL HIGHLIGHTS

FOREIGN SMALLER COMPANIES SERIES

                                                   SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                     JUNE 30, 2008    ----------------------------------------------------------
                                                      (UNAUDITED)       2007         2006         2005         2004        2003
                                                   ----------------   --------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........     $  20.20         $  22.42     $  18.18     $  17.45     $ 14.97     $ 10.10
                                                     --------         --------     --------     --------     -------     -------
Income from investment operations(a):
   Net investment income(b) ....................         0.28             0.33         0.30         0.38        0.21        0.17
   Net realized and unrealized gains (losses) ..        (2.45)            2.81         4.89         1.74        2.93        4.99
                                                     --------         --------     --------     --------     -------     -------
Total from investment operations ...............        (2.17)            3.14         5.19         2.12        3.14        5.16
                                                     --------         --------     --------     --------     -------     -------
Less distributions from:
   Net investment income .......................           --            (0.39)       (0.33)       (0.36)      (0.16)      (0.13)
   Net realized gains ..........................           --            (4.97)       (0.62)       (1.03)      (0.50)      (0.16)
                                                     --------         --------     --------     --------     -------     -------
Total distributions ............................           --            (5.36)       (0.95)       (1.39)      (0.66)      (0.29)
                                                     --------         --------     --------     --------     -------     -------
Redemption fees ................................           --               --(c)        --(c)        --(c)       --          --
                                                     --------         --------     --------     --------     -------     -------
Net asset value, end of period .................     $  18.03         $   20.2     $  22.42     $  18.18     $ 17.45     $ 14.97
                                                     ========         ========     ========     ========     =======     =======
Total return(d) ................................       (10.74)%          15.09%       28.78%       12.28%      21.28%      51.21%

RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by
   affiliates ..................................         1.07%            1.07%        1.07%        1.07%       1.16%       1.58%
Expenses net of waiver and payments by
   affiliates ..................................         0.95%(f)         0.95%(f)     0.95%(f)     0.95%(f)    0.95%(f)    0.95%(f)
Net investment income ..........................         2.98%            1.34%        1.45%        2.12%       1.34%       1.40%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $122,528         $135,730     $170,757     $131,567     $97,495     $33,583
Portfolio turnover rate ........................        13.43%           20.95%       17.30%       24.59%      27.51%      12.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 9

Templeton Institutional Funds

STATEMENT OF INVESTMENTS, JUNE 30, 2008 (UNAUDITED)

FOREIGN SMALLER COMPANIES SERIES                                    INDUSTRY                     SHARES/UNITS       VALUE
--------------------------------                  --------------------------------------------   ------------   ------------
      COMMON STOCKS 90.1%
      AUSTRALIA 4.9%
      Billabong International Ltd. ............         Textiles, Apparel & Luxury Goods              134,672   $  1,393,588
      Downer EDI Ltd. .........................          Commercial Services & Supplies               174,936      1,151,515
      Iluka Resources Ltd. ....................                 Metals & Mining                       544,109      2,455,502
      PaperlinX Ltd. ..........................             Paper & Forest Products                   626,803      1,029,980
                                                                                                                ------------
                                                                                                                   6,030,585
                                                                                                                ------------
      BAHAMAS 1.4%
  (a) Steiner Leisure Ltd. ....................           Diversified Consumer Services                61,180      1,734,453
                                                                                                                ------------
      BELGIUM 1.2%
      Barco NV ................................        Electronic Equipment & Instruments              22,360      1,453,036
                                                                                                                ------------
      BRAZIL 3.1%
      Companhia de Saneamento de Minas
         Gerais ...............................                 Water Utilities                       106,900      1,978,370
      Lojas Renner SA .........................                 Multiline Retail                       93,300      1,855,292
                                                                                                                ------------
                                                                                                                   3,833,662
                                                                                                                ------------
      CANADA 6.3%
      Dorel Industries Inc., B ................                Household Durables                      59,700      1,711,398
  (a) GSI Group Inc. ..........................        Electronic Equipment & Instruments             113,780        882,933
      Linamar Corp. ...........................                  Auto Components                       59,490        728,794
  (a) MDS Inc. ................................               Health Care Services                     86,890      1,411,052
  (a) Mega Brands Inc. ........................           Leisure Equipment & Products                 69,800        278,420
  (a) Open Text Corp. .........................           Internet Software & Services                 36,500      1,167,242
  (a) Saxon Energy Services Inc. ..............            Energy Equipment & Services                218,600      1,531,818
                                                                                                                ------------
                                                                                                                   7,711,657
                                                                                                                ------------
      CAYMAN ISLANDS 2.2%
  (a) Ju Teng International Holdings Ltd. .....        Electronic Equipment & Instruments           2,646,000      1,126,643
      Stella International Holdings Ltd. .....          Textiles, Apparel & Luxury Goods              856,000      1,534,757
                                                                                                                ------------
                                                                                                                   2,661,400
                                                                                                                ------------
      CHINA 4.1%
  (a) AAC Acoustic Technologies Holdings
         Inc. .................................             Communications Equipment                1,276,000      1,066,981
      Bio-Treat Technology Ltd. ...............          Commercial Services & Supplies             2,472,000        508,773
      People's Food Holdings Ltd. .............                   Food Products                     1,468,000      1,111,426
      Sinotrans Ltd., H .......................              Air Freight & Logistics                4,052,000        997,767
      Travelsky Technology Ltd., H ............                    IT Services                      1,467,000        965,175
      Weiqiao Textile Co. Ltd., H .............         Textiles, Apparel & Luxury Goods              470,500        366,275
                                                                                                                ------------
                                                                                                                   5,016,397
                                                                                                                ------------
      DENMARK 1.2%
  (a) Vestas Wind Systems AS ..................               Electrical Equipment                     11,570      1,514,590
                                                                                                                ------------
      FINLAND 3.4%
      Amer Sports OYJ .........................           Leisure Equipment & Products                 92,970      1,402,422
  (a) Elcoteq SE, A ...........................             Communications Equipment                   53,770        440,264
      Huhtamaki OYJ ...........................              Containers & Packaging                   126,770      1,085,890
      Konecranes OYJ ..........................                     Machinery                          31,300      1,296,195
                                                                                                                ------------
                                                                                                                   4,224,771
                                                                                                                ------------


                             10 | Semiannual Report

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES                                    INDUSTRY                     SHARES/UNITS       VALUE
--------------------------------                  --------------------------------------------   ------------   ------------
      COMMON STOCKS (CONTINUED)
      FRANCE 1.1%
      Sperian Protection ......................          Commercial Services & Supplies                11,680   $  1,392,224
                                                                                                                ------------
      GERMANY 3.4%
      Celesio AG ..............................         Health Care Providers & Services               25,800        933,961
  (a) Jenoptik AG .............................        Electronic Equipment & Instruments             128,600      1,097,515
  (a) Logwin AG ...............................              Air Freight & Logistics                  112,430        285,022
      Rational AG .............................                Household Durables                       8,920      1,801,327
                                                                                                                ------------
                                                                                                                   4,117,825
                                                                                                                ------------
      HONG KONG 5.3%
      Dah Sing Financial Group ................                 Commercial Banks                      103,600        835,736
      Fountain Set (Holdings) Ltd. ............         Textiles, Apparel & Luxury Goods            3,190,000        405,027
      Giordano International Ltd. .............                 Specialty Retail                    1,276,000        523,672
      Hang Lung Group Ltd. ....................       Real Estate Management & Development            267,000      1,186,514
      Hopewell Holdings Ltd. ..................           Transportation Infrastructure               289,000      1,026,682
      Texwinca Holdings Ltd. ..................         Textiles, Apparel & Luxury Goods            1,095,000        912,822
      VTech Holdings Ltd. .....................             Communications Equipment                  115,000        693,193
      Yue Yuen Industrial Holdings Ltd. .......         Textiles, Apparel & Luxury Goods              377,500        896,637
                                                                                                                ------------
                                                                                                                   6,480,283
                                                                                                                ------------
      INDIA 1.4%
      HCL Infosystems Ltd. ....................                    IT Services                        267,850        861,637
      Hindustan Petroleum Corp. Ltd. ..........            Oil, Gas & Consumable Fuels                106,787        436,178
      Tata Motors Ltd., ADR. ..................                     Machinery                          38,580        387,729
                                                                                                                ------------
                                                                                                                   1,685,544
                                                                                                                ------------
      INDONESIA 0.5%
      PT Indosat Tbk ..........................      Diversified Telecommunication Services           915,400        670,168
                                                                                                                ------------
      JAPAN 5.2%
      Descente Ltd. ...........................         Textiles, Apparel & Luxury Goods              276,900      1,481,460
      Japan Airport Terminal Co. Ltd. .........           Transportation Infrastructure                49,900        784,938
      MEITEC Corp. ............................          Commercial Services & Supplies                20,000        567,042
      Sohgo Security Services Co. Ltd. ........          Commercial Services & Supplies               102,600      1,243,783
      Takuma Co. Ltd. .........................                     Machinery                         281,000        884,039
      USS Co. Ltd. ............................                 Specialty Retail                       21,540      1,422,271
                                                                                                                ------------
                                                                                                                   6,383,533
                                                                                                                ------------
      NETHERLANDS 7.1%
      Aalberts Industries NV ..................                     Machinery                          90,788      1,715,457
      Draka Holding NV ........................               Electrical Equipment                     34,565        926,876
      Imtech NV ...............................            Construction & Engineering                  86,760      2,039,622
      OPG Groep NV ............................         Health Care Providers & Services               72,640      1,555,554
      Randstad Holding NV .....................          Commercial Services & Supplies                29,673      1,037,253
      SBM Offshore NV .........................            Energy Equipment & Services                 39,020      1,440,174
                                                                                                                ------------
                                                                                                                   8,714,936
                                                                                                                ------------
      NORWAY 1.0%
      Tomra Systems ASA .......................          Commercial Services & Supplies               181,330      1,203,691
                                                                                                                ------------


                             Semiannual Report | 11

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES                                    INDUSTRY                     SHARES/UNITS       VALUE
--------------------------------                  --------------------------------------------   ------------   ------------
      COMMON STOCKS (CONTINUED)
      RUSSIA 0.8%
(a,b) X 5 Retail Group NV, GDR, Reg S .........             Food & Staples Retailing                  27,518    $    927,357
                                                                                                                ------------
      SINGAPORE 1.9%
      Cerebos Pacific Ltd. ....................                   Food Products                      555,358       1,563,469
      Venture Corp. Ltd. ......................        Electronic Equipment & Instruments             99,000         713,874
                                                                                                                ------------
                                                                                                                   2,277,343
                                                                                                                ------------
      SOUTH AFRICA 1.0%
      Foschini Ltd. ...........................                 Specialty Retail                      73,352         276,915
      JD Group Ltd. ...........................                 Specialty Retail                      51,840         173,849
      Massmart Holdings Ltd. ..................             Food & Staples Retailing                  91,956         724,840
                                                                                                                ------------
                                                                                                                   1,175,604
                                                                                                                ------------
      SOUTH KOREA 8.0%
      Bank of Pusan ...........................                 Commercial Banks                     140,160       1,875,050
      Binggrae Co. Ltd. .......................                   Food Products                       44,150       1,522,996
      Daegu Bank Co. Ltd. .....................                 Commercial Banks                      94,590       1,256,379
      Halla Climate Control Corp. .............                  Auto Components                     134,760       1,339,230
  (a) Hansol Paper Co. Ltd. ...................              Paper & Forest Products                  39,720         523,780
      INTOPS Co. Ltd. .........................        Electronic Equipment & Instruments             25,968         553,355
      People & Telecommunication ..............             Communications Equipment                 117,936         744,918
      Sindo Ricoh Co. .........................                Office Electronics                      9,657         704,089
      Youngone Corp. ..........................         Textiles, Apparel & Luxury Goods             189,680       1,332,201
                                                                                                                ------------
                                                                                                                   9,851,998
                                                                                                                ------------
      SPAIN 0.7%
      Sol Melia SA ............................           Hotels, Restaurants & Leisure               77,030         832,059
                                                                                                                ------------
      SWEDEN 2.6%
      D. Carnegie & Co. AB ....................                  Capital Markets                     116,060       1,550,960
      Niscayah Group AB .......................          Commercial Services & Supplies              732,370       1,592,664
                                                                                                                ------------
                                                                                                                   3,143,624
                                                                                                                ------------
      SWITZERLAND 1.9%
      Verwaltungs- und Privat-Bank AG .........                  Capital Markets                       5,090       1,305,512
      Vontobel Holding AG .....................                  Capital Markets                      30,640       1,046,829
                                                                                                                ------------
                                                                                                                   2,352,341
                                                                                                                ------------
      TAIWAN 8.1%
      D-Link Corp. ............................             Communications Equipment                 844,358       1,140,536
      Giant Manufacturing Co. Ltd. ............           Leisure Equipment & Products               708,000       1,901,031
      KYE Systems Corp. .......................              Computers & Peripherals                 975,279       1,275,609
      Pihsiang Machinery Manufacturing
         Co. Ltd. .............................        Health Care Equipment & Supplies             843,000       1,855,250
      Simplo Technology Co. Ltd. ..............              Computers & Peripherals                 318,500       1,584,473
  (a) Ta Chong Bank Ltd. ......................                 Commercial Banks                   3,036,000       1,015,234
      Test-Rite International Co. Ltd. ........                   Distributors                     1,980,171       1,193,857
                                                                                                                ------------
                                                                                                                   9,965,990
                                                                                                                ------------
      THAILAND 3.3%
  (a) Bank of Ayudhya Public Co. Ltd., NVDR ...                 Commercial Banks                   2,145,700       1,412,067
      Glow Energy Public Co. Ltd., fgn. .......   Independent Power Producers & Energy Traders     1,490,900       1,315,631
      Total Access Communication Public Co.
         Ltd., fgn. ...........................        Wireless Telecommunication Services           837,800       1,340,480
                                                                                                                ------------
                                                                                                                   4,068,178
                                                                                                                ------------


                             12 | Semiannual Report

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES                                    INDUSTRY                     SHARES/UNITS      VALUE
--------------------------------                  --------------------------------------------   ------------   ------------
      COMMON STOCKS (CONTINUED)
      UNITED KINGDOM 9.0%
  (c) Bodycote PLC, 144A ......................                     Machinery                         26,520    $    107,782
      Bodycote PLC ............................                     Machinery                        404,120       1,642,421
      Burberry Group PLC ......................         Textiles, Apparel & Luxury Goods             117,890       1,063,945
      Electrocomponents PLC ...................        Electronic Equipment & Instruments            158,120         463,071
      Fiberweb PLC ............................                 Personal Products                    246,970         205,421
      FKI PLC .................................                     Machinery                      1,205,250       2,004,968
      Future PLC ..............................                       Media                          981,830         513,463
      GAME Group PLC ..........................                 Specialty Retail                     466,350       2,698,994
      John Wood Group PLC .....................            Energy Equipment & Services                81,340         801,335
      Kingfisher PLC ..........................                 Specialty Retail                     308,940         691,191
      Yule Catto & Co. PLC ....................                     Chemicals                        324,690         798,877
                                                                                                                ------------
                                                                                                                  10,991,468
                                                                                                                ------------
      TOTAL COMMON STOCKS (COST $94,302,490) ..                                                                  110,414,717
                                                                                                                ------------
      PREFERRED STOCK (COST $312,943) 0.7%
      GERMANY 0.7%
      Hugo Boss AG, pfd. ......................         Textiles, Apparel & Luxury Goods              22,130         818,182
                                                                                                                ------------
      MUTUAL FUND (COST $567,144) 1.3%
      CANADA 1.3%
      North West Company Fund .................          Diversified Financial Services              102,250       1,655,481
                                                                                                                ------------
      TOTAL INVESTMENTS (COST $95,182,577)
         92.1% ................................                                                                  112,888,380
      OTHER ASSETS, LESS LIABILITIES 7.9% .....                                                                    9,639,804
                                                                                                                ------------
      NET ASSETS 100.0% .......................                                                                 $122,528,184
                                                                                                                ============

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt

GDR  - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

(a)  Non-income producing for the twelve months ended June 30, 2008.

(b) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2008, the value of this security was $927,357, representing 0.76% of net assets.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2008, the value of this security was $107,782, representing 0.09% of net assets.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Templeton Institutional Funds

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)

                                                    FOREIGN SMALLER
                                                   COMPANIES SERIES
                                                   ----------------
Assets:
   Investments in securities:
      Cost .....................................     $ 95,182,577
                                                     ============
      Value ....................................     $112,888,380
   Foreign currency, at value (cost $100,065) ..          105,360
   Receivables:
      Investment securities sold ...............        8,135,037
      Capital shares sold ......................        3,309,263
      Dividends ................................          370,108
                                                     ------------
         Total assets ..........................      124,808,148
                                                     ------------
Liabilities:
   Payables:
      Investment securities purchased ..........          110,114
      Capital shares redeemed ..................           13,778
      Affiliates ...............................           84,599
   Funds advanced by custodian .................        2,017,928
   Accrued expenses and other liabilities ......           53,545
                                                     ------------
         Total liabilities .....................        2,279,964
                                                     ------------
            Net assets, at value ...............     $122,528,184
                                                     ------------
Net assets consist of:
   Paid-in capital .............................     $ 90,245,728
   Undistributed net investment income .........        2,164,407
   Net unrealized appreciation (depreciation) ..       17,718,718
   Accumulated net realized gain (loss) ........       12,399,331
                                                     ------------
            Net assets, at value ...............     $122,528,184
                                                     ============
   Shares outstanding ..........................        6,796,205
                                                     ============
   Net asset value per share(a) ................     $      18.03
                                                     ============

(a) Redemption price is equal to net asset value less redemption fees retained by the Fund.

  The accompanying notes are an integral part of these financial statements.


                            14 | Semiannual Report

Templeton Institutional Funds

STATEMENT OF OPERATIONS
for the six months ended June 30, 2008 (unaudited)

                                                                 FOREIGN SMALLER
                                                                COMPANIES SERIES
                                                                ----------------
Investment income:
   Dividends (net of foreign taxes of $ 248,991) ............     $  2,365,944
   Interest .................................................           80,703
                                                                  ------------
      Total investment income ...............................        2,446,647
                                                                  ------------
Expenses
   Management fees (Note 3a) ................................          466,608
   Administrative fees (Note 3b) ............................          124,429
   Transfer agent fees (Note 3c) ............................            8,980
   Custodian fees (Note 4) ..................................           30,685
   Reports to shareholders ..................................            6,719
   Registration and filing fees .............................            7,906
   Professional fees ........................................           15,062
   Trustees' fees and expenses ..............................            5,073
   Other ....................................................            7,177
                                                                  ------------
      Total expenses ........................................          672,639
      Expense reductions (Note 4) ...........................           (3,578)
      Expenses waived/paid by affiliates (Note 3d) ..........          (77,742)
                                                                  ------------
         Net expenses .......................................          591,319
                                                                  ------------
            Net investment income ...........................        1,855,328
                                                                  ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...........................................       10,189,586
      Foreign currency transactions .........................             (512)
                                                                  ------------
         Net realized gain (loss)............................       10,189,074
                                                                  ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...........................................      (26,525,016)
      Translation of assets and liabilities denominated in
         foreign currencies .................................            8,755
                                                                  ------------
         Net change in unrealized appreciation
            (depreciation) ..................................      (26,516,261)
                                                                  ------------
Net realized and unrealized gain (loss) .....................      (16,327,187)
                                                                  ------------
Net increase (decrease) in net assets resulting from
   operations ...............................................     $(14,471,859)
                                                                  ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Templeton Institutional Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOREIGN SMALLER COMPANIES SERIES
                                                                ------------------------------------
                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 2008        YEAR ENDED
                                                                   (UNAUDITED)     DECEMBER 31, 2007
                                                                ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................     $  1,855,328       $   2,005,398
      Net realized gain (loss) from investments and foreign
         currency transactions ..............................       10,189,074          30,293,153
      Net change in unrealized appreciation (depreciation) on
         investments and translation of assets and
         liabilities denominated in foreign currencies ......      (26,516,261)        (12,858,499)
                                                                  ------------       -------------
            Net increase (decrease) in net assets resulting
               from operations ..............................      (14,471,859)         19,440,052
                                                                  ------------       -------------
   Distributions to shareholders from:
      Net investment income .................................               --          (2,190,031)
      Net realized gains ....................................               --         (27,624,200)
                                                                  ------------       -------------
   Total distributions to shareholders ......................               --         (29,814,231)
                                                                  ------------       -------------
   Capital share transactions: (Note 2) .....................        1,270,194         (24,652,937)
                                                                  ------------       -------------
   Redemption fees                                                          --                  10
                                                                  ------------       -------------
            Net increase (decrease) in net assets ...........      (13,201,665)        (35,027,106)
Net assets:
   Beginning of period ......................................      135,729,849         170,756,955
                                                                  ------------       -------------
   End of period ............................................     $122,528,184       $ 135,729,849
                                                                  ============       =============
Undistributed net investment income included in net assets:
   End of period ............................................     $  2,164,407       $     309,079
                                                                  ============       =============

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Templeton Institutional Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Foreign Smaller Companies Series (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                             Semiannual Report | 17

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                             18 | Semiannual Report

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                             Semiannual Report | 19

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                   SIX MONTHS ENDED              YEAR ENDED
                                     JUNE 30, 2008           DECEMBER 31, 2007
                                ----------------------   -------------------------
                                 SHARES       AMOUNT       SHARES        AMOUNT
                                --------   -----------   ----------   ------------
Shares sold .................    601,336   $11,040,525      417,004   $ 10,235,055
Shares issued in reinvestment
   of distributions .........         --            --    1,265,199     24,546,890
Shares redeemed .............   (523,774)   (9,770,331)  (2,581,541)   (59,434,882)
                                --------   -----------   ----------   ------------
Net increase (decrease) .....     77,562   $ 1,270,194     (899,338)  $(24,652,937)
                                ========   ===========   ==========   ============


                             20 | Semiannual Report

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                 AFFILIATION
----------                                             ----------------------
Templeton Investment Counsel, LLC (TIC)                Investment manager
Franklin Templeton Services, LLC (FT Services)         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)   Principal underwriter
Franklin Templeton Investor Services, LLC
   (Investor Services)                                 Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
      0.750%          Up to and including $1 billion
      0.730%          Over $1 billion, up to and including $5 billion
      0.710%          Over $5 billion, up to and including $10 billion
      0.690%          Over $10 billion, up to and including $15 billion
      0.670%          Over $15 billion, up to and including $20 billion
      0.650%          In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

For the period ended June 30, 2008, the Fund paid transfer agent fees of $8,980 of which $4,837 was retained by Investor Services.

D. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services has agreed in advance to waive a portion of its respective fees and to assume payment of other expenses through April 30, 2009. Total expenses waived are not subject to reimbursement by the Fund. After April 30, 2009, FT Services may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.


                             Semiannual Report | 21

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At June 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $ 95,465,352
                                                ============
Unrealized appreciation .....................   $ 31,917,390
Unrealized depreciation .....................    (14,494,362)
                                                ------------
Net unrealized appreciation (depreciation) ..   $ 17,423,028
                                                ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2008, aggregated $15,808,675 and $19,181,972, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                             22 | Semiannual Report

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES

8. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of June 30, 2008, all of the Funds' investments in securities carried at fair value were in level 1 inputs.

9. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             Semiannual Report | 23

Templeton Institutional Funds

SHAREHOLDER INFORMATION

FOREIGN SMALLER COMPANIES SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreements for each of the three separate series comprising Templeton Institutional Funds including the Foreign Smaller Companies Series (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers


                             24 | Semiannual Report

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance in comparison with its Lipper selected performance universe during 2007, as well as during the previous 10 years ended December 31, 2007. The following summarizes the performance results for the Fund.

The Lipper performance universe for the Fund consisted of all retail and institutional international small/mid-cap core funds as designated by Lipper. This Fund has a history of operations for only five full calendar years and its Lipper report showed its total return during 2007 placed it in the highest quintile of its performance universe, and on an annualized basis placed it in the second-highest quintile of such universe during each of the previous three- and five-year periods. The Board was satisfied with such performance.


                             Semiannual Report | 25

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative fees as being part of a management fee. The Lipper report for the Foreign Smaller Companies Series showed its contractual investment management fee rate to be in the second least expensive quintile of its Lipper expense group and its actual total expenses to be in the least expensive quintile of its Lipper expense group. The Board was satisfied with the expenses of the Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also


                             26 | Semiannual Report

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fees and expenses of the Foreign Smaller Company Series were partially waived or subsidized by management during 2007, and the Board felt no economies of scale existed in the operation of this Fund at its December 31, 2007, asset level of approximately $136 million.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                             Semiannual Report | 27

                      This page intentionally left blank.

(FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)   600 Fifth Avenue
                                             New York, NY 10020

SEMIANNUAL REPORT
TEMPLETON INSTITUTIONAL FUNDS
Foreign Smaller Companies Series

INVESTMENT MANAGER
Templeton Investment Counsel, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT458 S2008 08/08



JUNE 30, 2008

Foreign Equity Series

SEMIANNUAL REPORT

                         TEMPLETON INSTITUTIONAL FUNDS

                   (FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)

Contents

SEMIANNUAL REPORT

TIF Foreign Equity Series .................................................    1
Performance Summary .......................................................    6
Your Fund's Expenses ......................................................    7
Financial Highlights and Statement of Investments .........................    9
Financial Statements ......................................................   17
Notes to Financial Statements .............................................   20
Shareholder Information ...................................................   28

Semiannual Report

TIF Foreign Equity Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIF Foreign Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% Of its net assets in foreign (non-U.S.) equity securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FTINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Templeton Institutional Funds (TIF) Foreign Equity Series (the Fund) covers the six months ended June 30, 2008.

PERFORMANCE OVERVIEW

For the six months under review, the Fund's Primary Shares had a cumulative total return of -14.55%. The Fund underperformed its benchmarks, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index and the MSCI Europe, Australasia, Far East (EAFE) Index, which had total returns of -9.84% and -10.58% for the same period.(1) Please note that index performance information is provided for reference and that we do

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                              Semiannual Report | 1

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/08

                                  (BAR CHART)

Europe                    68.8%
Asia                      20.4%
North America             2.9%
Latin America             1.4%
Australia & New Zealand   1.0%
Middle East & Africa      0.8%
Short-Term Investments
   & Other Net Assets     4.7%

not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 6.

ECONOMIC AND MARKET OVERVIEW

In the first half of 2008, the U.S. economy grew marginally as energy prices rose, housing prices declined, the labor situation and consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses spread globally. Investors remained cautious and continued risk reassessments in the stock, bond and credit markets. Some economists speculated whether the U.S. would enter a recession while others believed one was already under way. Many agreed, however, that the slowing U.S. economy -- which is the world's largest and accounts for roughly 25% of global gross domestic product --could have a meaningfully negative impact on growth prospects around the world.(2) Nevertheless, growth remained relatively strong in developing economies, particularly in Asia ex-Japan, where China-led demand continued to impact commodities' prices and related equities.

In the six months under review, prices increased significantly for oil, natural gas, and most agricultural and industrial commodities, as well as precious metals, adding to global inflationary pressures. Many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight inflation, which Merrill Lynch estimated at 5.5% globally, up from 3.5% at the beginning of 2008. The U.S. focused on reigniting its economy through fiscal and monetary policies, but the eurozone made controlling inflation its main goal. Accordingly, while the U.S. Federal Reserve Board (Fed) eased rates aggressively down to 2.00% from 4.25%, the European Central Bank maintained rates at 4.00%. Overall, rising inflation led more than three-quarters of the world's central banks to raise rates as of the end of June, according to Merrill Lynch's estimate. Interest rate differentials pressured the U.S. dollar, particularly in the first quarter, but the greenback regained ground as the Fed paused and implied that its next move could be a rate hike. Indicators also signaled growth was slowing outside the U.S. For the period, however, the U.S. dollar declined versus many of the world's currencies, and the dollar's weakness contributed to higher commodities' prices, as most of these prices are set in U.S. dollars.

(2). Source: Global Insight.


                              2 | Semiannual Report

Against this challenging economic backdrop, many global equity markets were volatile, and a majority of them declined over the six-month period. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets remained relatively strong. Many financial institutions were hurt by their subprime loan exposure, but abundant global liquidity sources such as sovereign wealth funds offered some relief with quick recapitalizations during the period.

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental internal research evaluates a company's potential to grow earnings, asset value and/or cash flow over a five-year horizon. Stocks are selected for purchase or sale utilizing strict valuation parameters, reflecting our focus on individual companies rather than countries or sectors.

MANAGER'S DISCUSSION

The Fund was not immune to stock price declines as reflected in the Fund's negative total return for the period. Although the Fund lagged its benchmarks during the six-month reporting period, the Fund's main goal is to provide excess returns over the longer term. The Fund has always been managed according to our disciplined value strategy. This strategy drives specific sector weightings that may either contribute to, or detract from, relative returns over the short term.

During the period under review, major sectors registered marked variations in returns. Within the MSCI AC World ex USA Index, energy and materials enjoyed strong momentum throughout the reporting period and had positive performance. On the other hand, the financials sector declined significantly, while utilities and health care, traditionally considered defensive sectors, also finished the period with negative returns.

For the reporting period, the Fund's stock selection and underweighted allocation to the materials sector detracted most from the Fund's performance relative to the index. The Fund maintained relatively low exposure to materials-related equities, which reflected our conviction that the sector was overvalued based

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 6/30/08

                                  (BAR CHART)

Commercial Banks                 12.9%
Diversified
   Telecommunication Services    9.9%
Oil, Gas & Consumable Fuels      8.2%
Pharmaceuticals                  6.7%
Insurance                        5.2%
Industrial Conglomerates         4.2%
Food Products                    4.1%
Media                            3.9%
Aerospace & Defense              3.4%
Software                         3.3%
Semiconductors &
   Semiconductor Equipment       2.8%
Wireless Telecommunication
   Services                      2.7%
Electric Utilities               2.6%
Other                           25.4%
Short-Term Investments &
   Other Net Assets              4.7%


                              Semiannual Report | 3

TOP 10 EQUITY HOLDINGS
6/30/08

                                             % OF TOTAL
                                                 NET
COMPANY SECTOR/INDUSTRY, COUNTRY               ASSETS
--------------------------------             ----------
E.ON AG, ord. & ADR                             2.1%
   ELECTRIC UTILITIES, GERMANY
Telefonica SA, ord. & ADR                       2.0%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   SPAIN
Novartis AG                                     1.8%
   PHARMACEUTICALS, SWITZERLAND
France Telecom SA                               1.7%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   FRANCE
Nestle SA, ord. & ADR                           1.7%
   FOOD PRODUCTS, SWITZERLAND
Telenor ASA                                     1.6%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES,
   NORWAY
Siemens AG                                      1.6%
   INDUSTRIAL CONGLOMERATES, GERMANY
Royal Dutch Shell PLC, B & B, ADR               1.6%
   OIL, GAS & CONSUMABLE FUELS, U.K.
GlaxoSmithKline PLC                             1.6%
   PHARMACEUTICALS, U.K.
Housing Development Finance Corp. Ltd.          1.5%
   THRIFTS & MORTGAGE FINANCE, INDIA

on our five-year earnings estimates for individual companies. Stock selection and an underweighted position in the energy sector also hampered the Fund's relative performance. Although energy stocks delivered positive returns for the Fund and the index, the Fund's holdings were primarily in integrated oil and gas companies instead of exploration and production companies, which performed particularly well. Despite certain positive prospects for the exploration companies, our analysts did not believe the industry represented a broad case for long-term undervaluation. In terms of individual holdings, the largest detractors from performance were concentrated in a few industries. Such detractors included German health care provider Celesio; European industrials holdings Siemens (Germany) and Rolls-Royce Group (U.K.); and Indian financials companies ICICI Bank and Housing Development Finance. Indian financial stocks generally performed well in 2007 but declined in the first half of 2008 as lower earnings expectations amid rising inflation and a slower growth outlook negatively impacted most financial stocks in Asian emerging markets. We did not significantly reallocate assets due to this near-term market behavior largely because we manage the Fund with a long-term horizon.

Contributors to relative performance included the information technology and consumer staples sectors. Specifically, stock selection in information technology and stock selection and an underweighting in consumer staples aided the Fund's results. In terms of individual holdings, top contributors to Fund performance represented an eclectic mix of industries: Taiwanese bank Chinatrust Financial Holding, U.K. food services company Compass Group, Danish wind turbine manufacturer Vestas Wind Systems, Netherlands-based offshore drilling company SBM Offshore and German pharmaceuticals firm Merck. The Fund's cash position also contributed to performance during the period.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2008, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.


                              4 | Semiannual Report

Thank you for your continued participation in TIF Foreign Equity Series. We look forward to serving your future investment needs.

(PHOTO OF GARY P. MOTYL)


/s/ Gary P. Motyl

Gary P. Motyl, CFA
Chief Investment Officer -
Templeton Global Equity Group
President - Templeton Investment Counsel, LLC

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              Semiannual Report | 5

Performance Summary as of 6/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

PRIMARY SHARES (SYMBOL: TFEQX)   CHANGE   6/30/08   12/31/07
------------------------------   ------   -------   --------
Net Asset Value (NAV)            -$4.16    $24.44    $28.60

SERVICE SHARES (SYMBOL: N/A)     CHANGE   6/30/08   12/31/07
------------------------------   ------   -------   --------
Net Asset Value (NAV)            -$4.23    $24.35    $28.58

PERFORMANCE

UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

PRIMARY SHARES (1)                       6-MONTH           1-YEAR      5-YEAR       10-YEAR
------------------                      --------          --------   ----------   ----------
Cumulative Total Return(2)                -14.55%           -10.40%     +132.96%     +121.21%
Average Annual Total Return(3)            -14.55%           -10.40%      +18.43%       +8.26%
Value of $1,000,000 Investment(4)       $854,546          $895,962   $2,329,630   $2,212,126
   Total Annual Operating Expenses(5)              0.80%

                                                                                 INCEPTION
SERVICE SHARES                                             6-MONTH    1-YEAR     (9/18/06)
--------------                                            --------   --------   ----------
Cumulative Total Return(2)                                  -14.80%    -10.70%      +14.40%
Average Annual Total Return(3)                              -14.80%    -10.70%       +7.85%
Value of $1,000,000 Investment(4)                         $852,000   $892,967   $1,144,004
   Total Annual Operating Expenses(5)              0.95%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, VISIT FTINSTITUTIONAL.COM OR CALL 1-800/321-8563.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                              6 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                       EXPENSES PAID
                                 BEGINNING ACCOUNT   ENDING ACCOUNT   DURING PERIOD*
                                   VALUE 1/1/08       VALUE 6/30/08   1/1/08-6/30/08
                                 -----------------   --------------   --------------
PRIMARY SHARES
Actual                                $1,000           $  854.50           $3.64
Hypothetical (5% return before
   expenses)                          $1,000           $1,020.93           $3.97
SERVICE SHARES
Actual                                $1,000           $  852.00           $4.33
Hypothetical (5% return before
   expenses)                          $1,000           $1,020.19           $4.72

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Primary Shares: 0.79% and Service Shares:
     0.94%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             8 | Semiannual Report

Templeton Institutional Funds

FINANCIAL HIGHLIGHTS

FOREIGN EQUITY SERIES

                                         SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2008    ----------------------------------------------------------------------
PRIMARY SHARES                             (UNAUDITED)        2007           2006           2005           2004           2003
--------------                           ----------------  ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..    $    28.60      $    26.67     $    22.31     $    20.27     $    16.95     $    12.13
                                           ----------      ----------     ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ...........          0.52            0.72           0.55           0.42           0.33           0.25
   Net realized and unrealized gains
      (losses) ........................         (4.68)           4.08           5.86           2.32           3.25           4.87
                                           ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations ......         (4.16)           4.80           6.41           2.74           3.58           5.12
                                           ----------      ----------     ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income ..............            --           (1.16)         (0.74)         (0.66)         (0.26)         (0.30)
   Net realized gains .................            --           (1.71)         (1.31)         (0.04)            --             --
                                           ----------      ----------     ----------     ----------     ----------     ----------
Total distributions ...................            --           (2.87)         (2.05)         (0.70)         (0.26)         (0.30)
                                           ----------      ----------     ----------     ----------     ----------     ----------
Redemption fees .......................            --(c)           --(c)          --(c)          --(c)          --(c)          --
                                           ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ........    $    24.44      $    28.60     $    26.67     $    22.31     $    20.27     $    16.95
                                           ==========      ==========     ==========     ==========     ==========     ==========
Total return(d) .......................        (14.55)%         18.45%         29.04%         13.61%         21.25%         42.61%

RATIOS TO AVERAGE NET ASSETS(e)
Expenses ..............................          0.79%(f)        0.78%(f)       0.80%(f)       0.81%(f)       0.82%(f)       0.83%
Net investment income .................          3.95%           2.46%          2.25%          2.01%          1.89%          1.85%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....    $7,442,514      $9,081,511     $7,311,236     $6,245,721     $5,658,170     $4,642,764
Portfolio turnover rate ...............          4.55%          16.74%          7.59%         12.97%         18.25%          8.93%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                              Semiannual Report | 9

Templeton Institutional Funds

FOREIGN EQUITY SERIES

                                                     SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2008    -----------------------
SERVICE SHARES                                          (UNAUDITED)       2007       2006 (a)
--------------                                       ----------------   --------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $ 28.58        $  26.67      $25.15
                                                         -------        --------      ------
Income from investment operations(b):
   Net investment income(c) ......................          0.37            0.36        0.05
   Net realized and unrealized gains (losses) ....         (4.60)           4.42        3.31
                                                         -------        --------      ------
Total from investment operations .................         (4.23)           4.78        3.36
                                                         -------        --------      ------
Less distributions from:
   Net investment income .........................            --           (1.16)      (0.66)
   Net realized gains ............................            --           (1.71)      (1.18)
                                                         -------        --------      ------
Total distributions ..............................            --           (2.87)      (1.84)
                                                         -------        --------      ------
Redemption fees(d) ...............................            --              --          --
                                                         -------        --------      ------
Net asset value, end of period ...................       $ 24.35        $  28.58      $26.67
                                                         =======        ========      ======
Total return(e) ..................................        (14.80)%         18.37%      13.31%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ......................................          0.94%           0.92%       0.80%
Net investment income ............................          3.80%           2.32%       2.25%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $ 5,398        $173,247      $   11
Portfolio turnover rate ..........................          4.55%          16.74%       7.59%

(a)  For the period September 18, 2006 (effective date) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.


(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             10 | Semiannual Report

Templeton Institutional Funds

STATEMENT OF INVESTMENTS, JUNE 30, 2008 (UNAUDITED)

    FOREIGN EQUITY SERIES                                          INDUSTRY                       SHARES           VALUE
    ---------------------                          ----------------------------------------   -------------   --------------
    COMMON STOCKS 95.3%
    AUSTRALIA 1.0%
    Alumina Ltd. ...............................               Metals & Mining                       18,009   $       81,790
    National Australia Bank Ltd. ...............               Commercial Banks                   3,035,687       77,079,055
                                                                                                              --------------
                                                                                                                  77,160,845
                                                                                                              --------------
    AUSTRIA 0.9%
    Telekom Austria AG .........................    Diversified Telecommunication Services        2,978,200       64,620,951
                                                                                                              --------------
    BERMUDA 1.4%
    ACE Ltd. ...................................                  Insurance                       1,160,700       63,942,963
    Invesco Ltd. ...............................               Capital Markets                    1,684,580       40,396,229
                                                                                                              --------------
                                                                                                                 104,339,192
                                                                                                              --------------
    BRAZIL 0.7%
    Embraer-Empresa Brasileira de Aeronautica
       SA, ADR .................................             Aerospace & Defense                  2,024,070       53,637,855
                                                                                                              --------------
    CANADA 1.2%
    George Weston Ltd. .........................           Food & Staples Retailing                 676,500       31,247,557
    Husky Energy Inc. ..........................         Oil, Gas & Consumable Fuels              1,157,180       55,366,813
    The Jean Coutu Group (PJC) Inc. ............           Food & Staples Retailing                  21,100          170,190
    Loblaw Cos. Ltd. ...........................           Food & Staples Retailing                   8,300          247,369
                                                                                                              --------------
                                                                                                                  87,031,929
                                                                                                              --------------
    CHINA 2.0%
    China Mobile Ltd. ..........................     Wireless Telecommunication Services          7,010,500       94,225,579
    China Telecom Corp. Ltd., H ................    Diversified Telecommunication Services       93,366,000       50,770,700
                                                                                                              --------------
                                                                                                                 144,996,279
                                                                                                              --------------
    DENMARK 1.0%
(a) Vestas Wind Systems AS .....................             Electrical Equipment                   588,843       77,083,455
                                                                                                              --------------
    FINLAND 1.3%
    Stora Enso OYJ, R (EUR/FIM Traded) .........           Paper & Forest Products                1,712,875       16,074,675
    Stora Enso OYJ, R (SEK Traded) .............           Paper & Forest Products                2,880,646       27,018,459
    UPM-Kymmene OYJ ............................           Paper & Forest Products                3,367,560       55,146,626
                                                                                                              --------------
                                                                                                                  98,239,760
                                                                                                              --------------
    FRANCE 8.6%
    Accor SA ...................................        Hotels, Restaurants & Leisure               517,277       34,559,422
    AXA SA .....................................                  Insurance                       2,625,008       77,954,750
(b) AXA SA, 144A ...............................                  Insurance                          11,950          354,879
    Compagnie Generale des Etablissements
       Michelin, B .............................               Auto Components                      980,620       70,472,008
    France Telecom SA ..........................    Diversified Telecommunication Services        4,294,770      126,527,219
    Sanofi-Aventis .............................               Pharmaceuticals                    1,613,238      107,780,884
    Sanofi-Aventis, ADR ........................               Pharmaceuticals                        7,073          235,036
    Suez SA ....................................               Multi-Utilities                      778,590       53,010,850
(a) Thomson SA .................................              Household Durables                  3,216,240       16,813,448
    Total SA, B ................................         Oil, Gas & Consumable Fuels              1,195,532      102,030,674
    Valeo SA ...................................               Auto Components                        2,884           92,639
    Vivendi SA .................................                    Media                         1,267,570       48,101,571
                                                                                                              --------------
                                                                                                                 637,933,380
                                                                                                              --------------


                             Semiannual Report | 11

Templeton Institutional Funds

    FOREIGN EQUITY SERIES                                          INDUSTRY                       SHARES           VALUE
    ---------------------                          ----------------------------------------   -------------   --------------
    COMMON STOCKS (CONTINUED)
    GERMANY 11.7%
    Bayerische Motoren Werke AG ................                 Automobiles                      2,161,070   $  103,956,180
    Celesio AG .................................       Health Care Providers & Services           2,452,004       88,762,681
    Deutsche Post AG ...........................           Air Freight & Logistics                3,993,430      103,941,551
    E.ON AG ....................................              Electric Utilities                    767,900      154,878,152
    E.ON AG, ADR ...............................              Electric Utilities                      4,820          323,542
(a) Infineon Technologies AG ...................   Semiconductors & Semiconductor Equipment       7,040,480       60,529,234
    Merck KGaA .................................               Pharmaceuticals                      695,350       98,639,375
    Muenchener Rueckversicherungs-Gesellschaft
       AG ......................................                  Insurance                         334,217       58,556,740
    SAP AG .....................................                   Software                       1,582,900       82,599,277
    Siemens AG .................................           Industrial Conglomerates               1,090,950      120,452,833
                                                                                                              --------------
                                                                                                                 872,639,565
                                                                                                              --------------
    HONG KONG 1.8%
    Cheung Kong (Holdings) Ltd. ................     Real Estate Management & Development         2,662,500       35,888,134
    Cheung Kong (Holdings) Ltd., ADR ...........     Real Estate Management & Development            32,735          438,485
    Hutchison Whampoa Ltd. .....................           Industrial Conglomerates               4,132,350       41,656,059
    Hutchison Whampoa Ltd., ADR ................           Industrial Conglomerates                   4,895          245,974
    Swire Pacific Ltd., A ......................     Real Estate Management & Development         5,685,900       58,155,186
    Swire Pacific Ltd., B ......................     Real Estate Management & Development           159,500          327,295
                                                                                                              --------------
                                                                                                                 136,711,133
                                                                                                              --------------
    INDIA 3.7%
    Bharat Petroleum Corp. Ltd. ................         Oil, Gas & Consumable Fuels              3,599,933       19,400,058
    Housing Development Finance Corp. Ltd. .....          Thrifts & Mortgage Finance              2,473,824      113,082,512
(a) ICICI Bank Ltd. ............................               Commercial Banks                   5,134,600       75,374,445
    Satyam Computer Services Ltd. ..............                 IT Services                      6,695,072       68,174,953
    Satyam Computer Services Ltd., ADR .........                 IT Services                         95,400        2,339,208
    Tata Motors Ltd., ADR ......................                  Machinery                           1,200           12,060
                                                                                                              --------------
                                                                                                                 278,383,236
                                                                                                              --------------
    ISRAEL 0.8%
(a) Check Point Software Technologies Ltd. .....                   Software                       2,560,120       60,598,040
                                                                                                              --------------
    ITALY 3.5%
    Eni SpA ....................................         Oil, Gas & Consumable Fuels              2,544,680       94,962,423
    Intesa Sanpaolo SpA ........................               Commercial Banks                   9,461,066       54,040,301
    Mediaset SpA ...............................                    Media                         7,505,615       49,489,306
    UniCredit SpA ..............................               Commercial Banks                   9,714,419       59,464,463
                                                                                                              --------------
                                                                                                                 257,956,493
                                                                                                              --------------
    JAPAN 4.0%
    Aiful Corp. ................................               Consumer Finance                      12,850          148,877
    FUJIFILM Holdings Corp. ....................      Electronic Equipment & Instruments          1,107,100       38,062,591
    Mitsubishi UFJ Financial Group Inc. ........               Commercial Banks                   3,595,500       31,868,935
    NGK Spark Plug Co. Ltd. ....................               Auto Components                    3,454,000       39,659,266
    Nintendo Co. Ltd. ..........................                   Software                         179,300      101,163,943
    Olympus Corp. ..............................       Health Care Equipment & Supplies               4,000          135,261
    Promise Co. Ltd. ...........................               Consumer Finance                       7,150          200,024
    Sony Corp. .................................              Household Durables                  1,071,400       46,826,129


                             12 | Semiannual Report

Templeton Institutional Funds

    FOREIGN EQUITY SERIES                                          INDUSTRY                       SHARES           VALUE
    ---------------------                          ----------------------------------------   -------------   --------------
    COMMON STOCKS (CONTINUED)
    JAPAN (CONTINUED)
    Sony Corp., ADR ............................              Household Durables                      7,525  $       329,143
    Takeda Pharmaceutical Co. Ltd. .............               Pharmaceuticals                      798,800       40,630,340
                                                                                                              --------------
                                                                                                                 299,024,509
                                                                                                              --------------
    MEXICO 0.7%
    Telefonos de Mexico SAB de CV (Telmex),
       L, ADR ..................................    Diversified Telecommunication Services        1,357,714       32,150,668
(a) Telmex Internacional SAB de CV, ADR ........    Diversified Telecommunication Services        1,357,714       21,859,195
                                                                                                              --------------
                                                                                                                  54,009,863
                                                                                                              --------------
    NETHERLANDS 6.0%
    ING Groep NV ...............................        Diversified Financial Services            2,668,023       85,092,656
    ING Groep NV, ADR ..........................        Diversified Financial Services               13,475          425,136
    Koninklijke Philips Electronics NV .........           Industrial Conglomerates               3,089,051      105,111,470
    Koninklijke Philips Electronics NV,
       N.Y. shs. ...............................           Industrial Conglomerates                  12,405          419,289
    Randstad Holding NV ........................        Commercial Services & Supplies              560,205       19,582,594
    Royal Dutch Shell PLC, A, ADR ..............         Oil, Gas & Consumable Fuels                  6,990          571,153
    SBM Offshore NV ............................         Energy Equipment & Services              2,401,040       88,619,086
    Unilever NV ................................                Food Products                     3,950,410      112,152,295
    Unilever NV, N.Y. shs. .....................                Food Products                        19,310          548,404
    Wolters Kluwer NV ..........................                    Media                         1,559,735       36,446,429
                                                                                                              --------------
                                                                                                                 448,968,512
                                                                                                              --------------
    NORWAY 1.6%
    Telenor ASA ................................    Diversified Telecommunication Services        6,484,888      122,010,344
                                                                                                              --------------
    PORTUGAL 1.1%
    Portugal Telecom SGPS SA ...................    Diversified Telecommunication Services        6,706,026       76,132,618
    ZON Multimedia Servicos de Telecomunicacoes
       e Multimedia SGPS SA ....................                    Media                           808,847        6,724,663
                                                                                                              --------------
                                                                                                                  82,857,281
                                                                                                              --------------
    RUSSIA 0.0%(c)
    Gazprom, ADR ...............................         Oil, Gas & Consumable Fuels                  7,100          411,978
                                                                                                              --------------
    SINGAPORE 2.7%
    DBS Group Holdings Ltd. ....................               Commercial Banks                   7,205,185       99,885,912
    DBS Group Holdings Ltd., ADR ...............               Commercial Banks                       7,805          432,787
(a) Flextronics International Ltd. .............      Electronic Equipment & Instruments          5,135,950       48,277,930
    Singapore Telecommunications Ltd. ..........    Diversified Telecommunication Services       21,023,000       55,939,770
                                                                                                              --------------
                                                                                                                 204,536,399
                                                                                                              --------------
    SOUTH KOREA 3.6%
    Kookmin Bank ...............................               Commercial Banks                     936,835       55,323,844
    Kookmin Bank, ADR ..........................               Commercial Banks                     231,138       13,523,885
    Korea Electric Power Corp. .................              Electric Utilities                  1,192,700       35,045,891
    Korea Electric Power Corp., ADR ............              Electric Utilities                     12,395          180,099
    LG Electronics Inc. ........................              Household Durables                    562,263       63,667,621
    Samsung Electronics Co. Ltd. ...............   Semiconductors & Semiconductor Equipment         161,786       96,623,268
    SK Telecom Co. Ltd., ADR ...................     Wireless Telecommunication Services             12,830          266,479
                                                                                                              --------------
                                                                                                                 264,631,087
                                                                                                              --------------


                             Semiannual Report | 13

Templeton Institutional Funds

    FOREIGN EQUITY SERIES                                          INDUSTRY                       SHARES           VALUE
    ---------------------                          ----------------------------------------   -------------   --------------
    COMMON STOCKS (CONTINUED)
    Spain 4.6%
    Banco Santander SA .........................               Commercial Banks                   4,818,482   $   88,542,415
    Repsol YPF SA ..............................         Oil, Gas & Consumable Fuels              2,622,107      103,343,109
    Telefonica SA ..............................    Diversified Telecommunication Services        5,679,039      150,944,592
    Telefonica SA, ADR .........................    Diversified Telecommunication Services            9,232          734,683
                                                                                                              --------------
                                                                                                                 343,564,799
                                                                                                              --------------
    SWEDEN 3.1%
    Atlas Copco AB, A ..........................                  Machinery                       6,529,800       96,203,415
    Niscayah Group AB ..........................        Commercial Services & Supplies            2,004,100        4,358,258
    Nordea Bank AB, FDR ........................               Commercial Banks                   7,570,408      105,495,230
    Securitas AB, B ............................        Commercial Services & Supplies            2,021,380       23,489,201
                                                                                                              --------------
                                                                                                                 229,546,104
                                                                                                              --------------
    SWITZERLAND 7.0%
    Adecco SA ..................................        Commercial Services & Supplies            1,072,550       53,233,759
    Lonza Group AG .............................        Life Sciences Tools & Services              713,940       99,036,024
    Nestle SA ..................................                Food Products                     2,791,040      126,122,767
    Nestle SA, ADR .............................                Food Products                         2,310          261,030
    Novartis AG ................................               Pharmaceuticals                    2,388,370      131,518,172
    Swiss Reinsurance Co. ......................                  Insurance                       1,096,343       73,035,870
    Swiss Reinsurance Co., ADR .................                  Insurance                           3,295          218,623
(a) UBS AG .....................................               Capital Markets                    1,656,275       34,222,327
                                                                                                              --------------
                                                                                                                 517,648,572
                                                                                                              --------------
    TAIWAN 2.6%
(a) Chinatrust Financial Holding Co. Ltd. ......               Commercial Banks                  81,127,000       78,312,559
    Chunghwa Telecom Co. Ltd., ADR .............    Diversified Telecommunication Services        1,317,310       33,420,155
(b) Compal Electronics Inc., GDR, 144A .........           Computers & Peripherals                4,470,503       23,201,911
(d) Compal Electronics Inc., GDR, Reg S ........           Computers & Peripherals                1,141,266        5,923,170
    Taiwan Semiconductor Manufacturing
       Co. Ltd. ................................   Semiconductors & Semiconductor Equipment      24,264,000       51,960,597
                                                                                                              --------------
                                                                                                                 192,818,392
                                                                                                              --------------
    THAILAND 0.0%(C)
    Advanced Info Service Public Co. Ltd.,
       fgn. ....................................     Wireless Telecommunication Services             46,500          128,664
                                                                                                              --------------
    UNITED KINGDOM 18.4%
    Aviva PLC ..................................                  Insurance                       7,603,360       75,890,453
    BAE Systems PLC ............................             Aerospace & Defense                 11,819,048      104,193,263
    BP PLC .....................................         Oil, Gas & Consumable Fuels              9,611,310      111,681,490
    BP PLC, ADR ................................         Oil, Gas & Consumable Fuels                 11,290          785,445
    British Energy Group PLC ...................              Electric Utilities                     29,280          415,332
    British Sky Broadcasting Group PLC .........                    Media                         6,428,333       60,448,320
    Cadbury PLC ................................                Food Products                     5,018,837       63,242,276
    Cadbury PLC, ADR ...........................                Food Products                         1,120           56,359
    Compass Group PLC ..........................        Hotels, Restaurants & Leisure             8,280,672       62,606,760
    GKN PLC ....................................               Auto Components                       32,320          143,589
    GlaxoSmithKline PLC ........................               Pharmaceuticals                    5,329,090      118,165,878
    HSBC Holdings PLC ..........................               Commercial Banks                   5,115,117       79,310,946
    HSBC Holdings PLC, ADR .....................               Commercial Banks                       3,930          301,431


                             14 | Semiannual Report

Templeton Institutional Funds

    FOREIGN EQUITY SERIES                                          INDUSTRY                       SHARES           VALUE
    ---------------------                          ----------------------------------------   -------------   --------------
    COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
    Kingfisher PLC .............................                Specialty Retail                  6,234,170   $   13,947,689
    National Grid PLC ..........................                Multi-Utilities                   4,171,879       54,896,972
    Old Mutual PLC .............................                   Insurance                     20,224,500       37,391,220
    Pearson PLC ................................                     Media                        4,931,080       60,368,141
    Premier Foods PLC ..........................                 Food Products                       73,200          139,270
    Rentokil Initial PLC .......................         Commercial Services & Supplies             130,470          258,629
    Rexam PLC ..................................             Containers & Packaging                  11,450           88,394
    Rolls-Royce Group PLC ......................              Aerospace & Defense                14,152,969       96,290,209
(a) Rolls-Royce Group PLC, B ...................              Aerospace & Defense             1,270,832,820        2,531,817
    Royal Bank of Scotland Group PLC ...........                Commercial Banks                 14,384,530       61,613,801
    Royal Dutch Shell PLC, B ...................          Oil, Gas & Consumable Fuels                13,345          536,783
    Royal Dutch Shell PLC, B, ADR ..............          Oil, Gas & Consumable Fuels             1,489,527      119,326,008
    Smiths Group PLC ...........................            Industrial Conglomerates              2,079,476       44,991,203
    Standard Chartered PLC .....................                Commercial Banks                  2,824,950       80,480,501
    Unilever PLC, ADR ..........................                 Food Products                        3,165           89,918
    Vodafone Group PLC .........................      Wireless Telecommunication Services        36,192,270      107,543,198
    William Morrison Supermarkets PLC ..........            Food & Staples Retailing                 52,720          279,646
    Wolseley PLC ...............................        Trading Companies & Distributors              6,570           49,281
    Yell Group PLC .............................                     Media                        6,303,800        8,853,916
                                                                                                              --------------
                                                                                                               1,366,918,138
                                                                                                              --------------
    UNITED STATES 0.3%
(a) Dr.Pepper Snapple Group Inc. ...............                   Beverages                        159,471        3,345,702
    News Corp., A ..............................                     Media                        1,133,799       17,052,337
                                                                                                              --------------
                                                                                                                  20,398,039
                                                                                                              --------------
    TOTAL COMMON STOCKS BEFORE SHORT TERM
       INVESTMENTS
       (COST $4,919,387,660) ...................                                                               7,098,804,794
                                                                                                              --------------

                                                                                                PRINCIPAL
                                                                                                 AMOUNT
                                                                                              -------------
    SHORT TERM INVESTMENTS 4.5%
    U.S. GOVERNMENT AND AGENCY SECURITIES 1.8%
(e) FFCB, 10/15/08 .............................                                               $ 12,000,000       11,915,376
    FHLB, 2.45%, 9/11/08 - 12/10/08 ............                                                 77,975,000       77,730,083
    FHLB, 2.56%, 2/13/09 .......................                                                 25,000,000       24,967,775
(e) FHLMC, 11/05/08 ............................                                                 15,000,000       14,870,085
(e) FNMA, 8/01/08 ..............................                                                  4,423,000        4,414,601
                                                                                                              --------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
       (COST $133,996,833) .....................                                                                 133,897,920
                                                                                                              --------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
       (COST $5,053,384,493) ...................                                                               7,232,702,714
                                                                                                              --------------


                             Semiannual Report | 15

Templeton Institutional Funds

    FOREIGN EQUITY SERIES                                                                         SHARES           VALUE
    ---------------------                                                                     -------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    Money Market Fund (Cost $196,882,367) 2.7%
(f) Franklin Institutional Fiduciary Trust Money
       Market Portfolio, 2.17% .................                                                196,882,367   $  196,882,367
                                                                                                              --------------
    TOTAL INVESTMENTS
       (COST $5,250,266,860) 99.8% .............                                                               7,429,585,081
    OTHER ASSETS, LESS LIABILITIES 0.2% ........                                                                  18,327,146
                                                                                                              --------------
    NET ASSETS 100.0% ..........................                                                              $7,447,912,227
                                                                                                              ==============

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt
FDR   - Foreign Depository Receipt
FFCB  - Federal Farm Credit Bank
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
GDR   - Global Depository Receipt

(a)  Non-income producing for the twelve months ended June 30, 2008.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2008, the aggregate value of these securities was $23,556,790, representing 0.32% of net assets.

(c)  Rounds to less than 0.1% of net assets.

(d) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2008, the value of this security was $5,923,170, representing 0.08% of net assets.

(e)  The security is traded on a discount basis with no stated coupon rate.

(f) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Templeton Institutional Funds

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)

                                                         FOREIGN
                                                      EQUITY SERIES
                                                     --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ................   $5,053,384,493
      Cost - Sweep Money Fund (Note 7) ...........      196,882,367
                                                     --------------
      Total cost of investments ..................   $5,250,266,860
                                                     ==============
      Value - Unaffiliated issuers ...............   $7,232,702,714
      Value - Sweep Money Fund (Note 7) ..........      196,882,367
                                                     --------------
      Total value of investments .................    7,429,585,081
   Cash ..........................................        2,139,115
   Foreign currency, at value (cost $572,540) ....          572,449
   Receivables:
      Capital shares sold ........................        4,406,750
      Dividends and interest .....................       22,142,903
                                                     --------------
         Total assets ............................    7,458,846,298
                                                     --------------
Liabilities:
   Payables:
      Capital shares redeemed ....................        5,705,042
      Affiliates .................................        4,815,046
   Accrued expenses and other liabilities ........          413,983
                                                     --------------
         Total liabilities .......................       10,934,071
                                                     --------------
            Net assets, at value .................   $7,447,912,227
                                                     --------------
Net assets consist of:
   Paid-in capital ...............................   $4,849,687,749
   Undistributed net investment income ...........        4,361,275
   Net unrealized appreciation (depreciation) ....    2,180,559,599
   Accumulated net realized gain (loss) ..........      413,303,604
                                                     --------------
            Net assets, at value .................   $7,447,912,227
                                                     --------------
PRIMARY SHARES:
   Net assets, at value ..........................   $7,442,514,464
                                                     ==============
   Shares outstanding ............................      304,469,315
                                                     ==============
   Net asset value per share(a) ..................   $        24.44
                                                     ==============
SERVICE SHARES:
   Net assets, at value ..........................   $    5,397,763
                                                     ==============
   Shares outstanding ............................          221,658
                                                     ==============
   Net asset value per share(a) ..................   $        24.35
                                                     ==============

(a) Redemption price is equal to net asset value less redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Templeton Institutional Funds

STATEMENT OF OPERATIONS
for the six months ended June 30, 2008 (unaudited)

                                                          FOREIGN
                                                       EQUITY SERIES
                                                      ---------------
Investment income:
   Dividends (net of foreign taxes of $22,430,084)
      Unaffiliated issuers ........................   $   190,815,573
      Sweep Money Fund (Note 7) ...................         1,108,429
   Interest .......................................         3,319,191
                                                      ---------------
         Total investment income ..................       195,243,193
                                                      ---------------
Expenses:
   Management fees (Note 3a) ......................        27,651,789
   Administrative fees (Note 3b) ..................         3,299,920
   Transfer agent fees (Note 3c) ..................            48,625
   Sub-transfer agent fees - Service Shares
      (Note 3c) ...................................            78,012
   Custodian fees (Note 4) ........................         1,283,115
   Reports to shareholders ........................            38,056
   Registration and filing fees ...................            57,886
   Professional fees ..............................            80,220
   Trustees' fees and expenses ....................            67,648
   Other ..........................................            85,674
                                                      ---------------
      Total expenses ..............................        32,690,945
      Expense reductions (Note 4) .................           (32,105)
                                                      ---------------
         Net expenses .............................        32,658,840
                                                      ---------------
            Net investment income .................       162,584,353
                                                      ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .................................       212,830,010
      Foreign currency transactions ...............        (2,759,402)
                                                      ---------------
            Net realized gain (loss) ..............       210,070,608
                                                      ---------------
   Net change in unrealized appreciation
      (depreciation) on:
      Investments .................................    (1,679,812,686)
      Translation of assets and liabilities
         denominated in foreign currencies ........         1,842,147
   Change in deferred taxes on unrealized
      appreciation (depreciation).................          2,104,690
                                                      ---------------
            Net change in unrealized appreciation
               (depreciation) .....................    (1,675,865,849)
                                                      ---------------
Net realized and unrealized gain (loss) ...........    (1,465,795,241)
                                                      ---------------
Net increase (decrease) in net assets resulting
   from operations ................................   $(1,303,210,888)
                                                      ===============

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Templeton Institutional Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                            FOREIGN EQUITY SERIES
                                                      ---------------------------------
                                                      SIX MONTHS ENDED     YEAR ENDED
                                                        JUNE 30, 2008       DECEMBER
                                                         (UNAUDITED)        31, 2007
                                                      ----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .......................   $   162,584,353    $  206,626,441
      Net realized gain (loss) from investments and
         foreign currency transactions ............       210,070,608       752,853,744
      Net change in unrealized appreciation
         (depreciation) on investments, translation
         of assets and liabilities denominated in
         foreign currencies and deferred taxes ....    (1,675,865,849)      447,476,103
                                                      ---------------    --------------
         Net increase (decrease) in net assets
            resulting from operations .............    (1,303,210,888)    1,406,956,288
                                                      ---------------    --------------
Distributions to shareholders from:
   Net investment income:
      Primary Shares ..............................                --      (337,298,627)
      Service Shares ..............................                --        (6,047,617)
   Net realized gains:
      Primary Shares ..............................                --      (495,682,366)
      Service Shares ..............................                --        (8,697,904)
                                                      ---------------    --------------
Total distributions to shareholders ...............                --      (847,726,514)
                                                      ---------------    --------------
Capital share transactions: (Note 2)
      Primary Shares ..............................      (345,712,713)    1,208,441,383
      Service Shares ..............................      (157,945,441)      175,811,194
                                                      ---------------    --------------
Total capital share transactions ..................      (503,658,154)    1,384,252,577
                                                      ---------------    --------------
Redemption fees ...................................            23,608            28,313
                                                      ---------------    --------------
         Net increase (decrease) in net assets ....    (1,806,845,434)    1,943,510,664
Net assets:
   Beginning of period ............................     9,254,757,661     7,311,246,997
                                                      ---------------    --------------
   End of period ..................................   $ 7,447,912,227    $9,254,757,661
                                                      ===============    ==============
Undistributed net investment income (distributions
   in excess of net investment income)
   included in net assets:
   End of period ..................................   $     4,361,275    $ (158,223,078)
                                                      ===============    ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Templeton Institutional Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Foreign Equity Series (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers two classes of shares:
Primary and Service shares. Each class of shares differs by its voting rights on matters affecting a single class.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                             20 | Semiannual Report

Templeton Institutional Funds

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                             Semiannual Report | 21

Templeton Institutional Funds

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of June 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles


                             22 | Semiannual Report

Templeton Institutional Funds

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             Semiannual Report | 23

Templeton Institutional Funds

FOREIGN EQUITY SERIES

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                               SIX MONTHS ENDED                  YEAR ENDED
                                                JUNE 30, 2008                DECEMBER 31, 2007
                                         ---------------------------   -----------------------------
                                            Shares         Amount         Shares          Amount
                                         -----------   -------------   -----------   ---------------
PRIMARY SHARES:
Shares sold .......................       22,567,412   $ 588,491,519    62,169,907   $ 1,790,944,002
   Shares issued in reinvestment
      of distributions ............               --              --    26,528,242       733,703,547
   Shares redeemed ................      (35,637,645)   (934,204,232)  (45,282,230)   (1,316,206,166)
                                         -----------   -------------   -----------   ---------------
   Net increase (decrease) ........      (13,070,233)  $(345,712,713)   43,415,919   $ 1,208,441,383
                                         ===========   =============   ===========   ===============
SERVICE SHARES:
Shares sold .......................          463,430   $  12,029,216     5,842,118   $   170,491,561
   Shares issued in reinvestment
      of distributions ............               --              --       531,207        14,745,444
   Shares redeemed ................       (6,302,876)   (169,974,657)     (312,618)       (9,425,811)
                                         -----------   -------------   -----------   ---------------
   Net increase (decrease) ........       (5,839,446)  $(157,945,441)    6,060,707   $   175,811,194
                                         ===========   =============   ===========   ===============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Templeton Investment Counsel, LLC (TIC)                         Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:


ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
0.700%                Up to and including $1 billion
0.680%                Over $1 billion, up to and including $5 billion
0.660%                Over $5 billion, up to and including $10 billion
0.640%                Over $10 billion, up to and including $15 billion
0.620%                Over $15 billion, up to and including $20 billion
0.600%                In excess of $ 20 billion


                             24 | Semiannual Report

Templeton Institutional Funds

FOREIGN EQUITY SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate average daily net assets of certain funds within the Trust as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
0.150%                Up to and including $200 million
0.135%                Over $200 million, up to and including $700 million
0.100%                Over $700 million, up to and including $1.2 billion
0.075%                In excess of $ 1.2 billion

C. TRANSFER AGENT FEES

For the period ended June 30, 2008, the Fund paid transfer agent fees, including sub-transfer agency fees, of $126,637, of which $43,331 was retained by Investor Services.

Service Shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees. For the period ended June 30, 2008, the Fund paid $78,012 for sub-transfer agency fees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At June 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................   $5,416,745,963
                                                 ==============
Unrealized appreciation ......................   $2,564,302,468
Unrealized depreciation ......................     (551,463,350)
                                                 --------------
Net unrealized appreciation (depreciation) ...   $2,012,839,118
                                                 ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.


                             Semiannual Report | 25

Templeton Institutional Funds

FOREIGN EQUITY SERIES

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2008, aggregated $370,194,266 and $2,062,172,258, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)


                             26 | Semiannual Report

Templeton Institutional Funds

FOREIGN EQUITY SERIES

9. FAIR VALUE MEASUREMENTS (CONTINUED)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets carried at fair value:

                                        LEVEL 1         LEVEL 2     LEVEL 3        TOTAL
                                    --------------   ------------   -------   --------------
ASSETS:
   Investments in Securities ....   $7,292,800,465   $136,784,616     $--     $7,429,585,081

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             Semiannual Report | 27

Templeton Institutional Funds

SHAREHOLDER INFORMATION

FOREIGN EQUITY SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreements for each of the three separate series comprising Templeton Institutional Funds including the Foreign Equity Series (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers


                             28 | Semiannual Report

Templeton Institutional Funds

FOREIGN EQUITY SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for the Fund showed its investment performance in comparison with its Lipper selected performance universe during 2007, as well as during the previous 10 years ended December 31, 2007. The following summarizes the performance results for the Fund.

The Lipper performance universe for the Fund consisted of all retail and institutional international multi-cap core funds as designated by Lipper. The Lipper report for this Fund showed its total return during 2007 placed it in the highest quintile of its performance universe and on an annualized basis was also in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with such performance.


                             Semiannual Report | 29

Templeton Institutional Funds

FOREIGN EQUITY SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative fees as being part of a management fee. The Lipper report for the Foreign Equity Series showed the Fund's contractual investment management fee rate to be at the median of its expense group, but that its actual total expenses were in the least expensive quintile of its expense group. The Board was satisfied with the expenses of the Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also


                             30 | Semiannual Report

Templeton Institutional Funds

FOREIGN EQUITY SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Foreign Equity Series' management advisory fee schedule is at the rate of 0.70% on the first $1 billion of Fund net assets; 0.68% on the next $4 billion of Fund net assets; 0.66% on the next $5 billion of Fund net assets; 0.64% on the next $5 billion of Fund net assets; 0.62% on the next $5 billion of Fund net assets; and 0.60% on net assets in excess of $20 billion. This Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2007, this Fund's net assets were approximately $9 billion, and to the extent economies of scale may be realized by the manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provides a sharing of benefits with this Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                             Semiannual Report | 31

Templeton Institutional Funds

FOREIGN EQUITY SERIES

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                             32 | Semiannual Report

(FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)   600 Fifth Avenue
                                             New York, NY 10020

SEMIANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS

Foreign Equity Series

INVESTMENT MANAGER
Templeton Investment Counsel, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT454 S2008 08/08



JUNE 30, 2008

Emerging Markets Series

SEMI ANNUAL REPORT

                          TEMPLETON INSTITUTIONAL FUNDS

                   (FRANKLIN TEMPLETON INSTITUTIONAL (R) LOGO)

Contents

SEMIANNUAL REPORT

TIF Emerging Markets Series ..............................................     1
Performance Summary ......................................................     5
Your Fund's Expenses .....................................................     6
Financial Highlights and Statement of Investments ........................     8
Financial Statements .....................................................    16
Notes to Financial Statements ............................................    19
Shareholder Information ..................................................    27

Semiannual Report

TIF Emerging Markets Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIF Emerging Markets Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by emerging market companies.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FTINSTITUTIONAL.COM OR CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Templeton Institutional Funds (TIF) Emerging Markets Series (the Fund) covers the period ended June 30, 2008.

PERFORMANCE OVERVIEW

TIF Emerging Markets Series had a -16.49% cumulative total return for the six months ended June 30, 2008. The Fund underperformed the Standard & Poor's/International Finance Corporation Investable (S&P/IFCI) Composite Index and the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which had total returns of -12.26% and -11.64% during the same period.(1)

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 9.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                              Semiannual Report | 1

WHAT IS A CARRY TRADE?

Carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates, which can often be substantial, depending on the amount of leverage the investor chooses to use.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/08

                                  (BAR CHART)

Asia                                        36.2%
Europe                                      28.2%
Latin America                               25.2%
Middle East & Africa                         6.3%
Short-Term Investments & Other Net Assets    4.1%

ECONOMIC AND MARKET OVERVIEW

Emerging markets gave back some of last year's strong gains in the first quarter of 2008. Concerns of a U.S. recession, the unwinding of the Japanese yen carry trade and the bailout of Bear Stearns by JPMorgan Chase pushed global stock markets down in the first quarter. In the second quarter, markets recorded mixed results, as Latin America and Eastern Europe registered positive returns while Asian markets declined.

Latin American markets were the top performers in the six-month reporting period due to stronger currencies, higher investor confidence and rising commodity prices for exports. Brazil and Argentina were among the region's top performing countries. In Europe, Russia and the Czech Republic outperformed their regional peers while Turkey underperformed. Strong economic growth and high commodity prices continued to support the Russian stock market, while investor confidence in Turkey suffered due to political uncertainty despite higher-than-expected gross domestic product growth. Fears of a prolonged U.S. economic downturn and its impact on Asia, coupled with overheating and inflationary concerns, pressured Asian markets to end the period in negative territory.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an "action list" from which we make our buy decisions. Before we make a purchase, we generally look at the company's price/earnings ratio, profit margins and liquidation value. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

For the six months under review, sectors that had a negative impact on the Fund's absolute performance were banks, energy and telecommunication services.(2) Geographically, our investments in China, South Korea and Turkey also hurt Fund performance. Concerns about high inflation and an overheating economy led Chinese stock prices to decline, while political uncertainty had

(2.) The banks sector comprises commercial banks in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.


                              2 | Semiannual Report
a negative impact on Turkey's stock market. The largest individual detractors included Akbank, one of Turkey's largest commercial banks, Chalco (Aluminum Corp. of China), China's leading alumina and aluminum products manufacturer, and SK Energy, South Korea's largest oil refiner. Based on our research, we believed the Fund's investments in these sectors and countries were well positioned in their respective markets to benefit over the longer term from developments in emerging markets.

On the other hand, the largest contributor to absolute performance was the Fund's exposure to Brazil. Brazil's sovereign debt attained investment grade status for the first time from two major international ratings agencies, Standard & Poor's and Fitch Ratings, which boosted international confidence in the country's stock market. By industry, food and staples retailing contributed to Fund returns. Among the Fund's top individual stock contributors were three Brazilian holdings, Petrobras (Petroleo Brasileiro), the national oil and gas company, Vale (Companhia Vale do Rio Doce), one of the world's largest iron ore producers that also engages in various other mining activities, and Usiminas (Usinas Siderurgicas de Minas Gerais), the country's major flat steel producer.

During the reporting period, we increased the Fund's investments in Taiwan, Pakistan and South Africa, as market corrections allowed us to purchase undervalued stocks trading at what we considered attractive valuations. We also initiated investments in companies in select frontier markets, which are markets we believe have potential to grow at a fast pace and could become tomorrow's emerging markets. We made select purchases in Qatar, United Arab Emirates, Kuwait, Ukraine and Panama, and as of period-end, the Fund had 1.2% of total net assets in frontier markets.

From a sector perspective, we made purchases in semiconductors, diversified banking, oil and gas refining and marketing, marine, and electronic equipment manufacturing companies.(3) The largest purchases during the period included shares of China Mobile, the country's dominant mobile services provider, TSMC (Taiwan Semiconductor Manufacturing), the world's biggest independent integrated circuit foundry, and MOL (MOL Hungarian Oil and Gas), an integrated oil and gas company with significant exposure to Central and Eastern European markets.

To raise funds for redemptions during the reporting period, we sold a number of holdings. These sales also allowed the Fund to focus on stocks we considered relatively more attractively valued within our investment universe. We sold

(3.) The semiconductors industry is part of semiconductors and semiconductor equipment in the SOI. The diversified banking industry is part of commercial banks in the SOI. The oil and gas refining and marketing industry is part of oil, gas and consumable fuels in the SOI. The electronic equipment manufacturing industry is part of electronic equipment and instruments in the SOI.

TOP 10 COUNTRIES
6/30/08

               % OF TOTAL
               NET ASSETS
               ----------
Brazil           20.1%
China            12.5%
Russia           12.1%
Turkey            6.5%
South Korea       6.1%
Taiwan            6.1%
Mexico            5.0%
South Africa      4.9%
India             4.3%
U.K.              3.9%


                              Semiannual Report | 3

TOP 10 EQUITY HOLDINGS
6/30/08

COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
------------------------                   ----------
Vale (Companhia Vale do Rio Doce),
   ADR, pfd., A                               7.2%
   METALS & MINING, BRAZIL
Petrobras (Petroleo Brasileiro SA),
   ADR, pfd.                                  6.9%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
Norilsk Nickel (Mining and Metallurgical
   Co. Norilsk Nickel)                        3.3%
   METALS & MINING, RUSSIA
Anglo American PLC                            3.1%
   METALS & MINING, U.K.
China Mobile Ltd.                             2.6%
   WIRELESS TELECOMMUNICATION SERVICES,
   CHINA
Gazprom, ADR                                  2.3%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
Chalco (Aluminum Corp. of China Ltd.), H      2.2%
   METALS & MINING, CHINA
Akbank TAS                                    2.1%
   COMMERCIAL BANKS, TURKEY
SK Energy Co. Ltd.                            2.1%
   OIL, GAS & CONSUMABLE FUELS,
   SOUTH KOREA
MOL (MOL Hungarian Oil and Gas Nyrt.)         2.1%
   OIL, GAS & CONSUMABLE FUELS, HUNGARY

some positions as stocks reached sale price targets. As a result, the Fund reduced allocations to Russia, Brazil and China (via Hong Kong-listed China H and Red Chip shares).(4) Key sales included UES (Unified Energy Systems), an electricity production group that would be split into individual companies due to restructuring in Russia's power sector, China Telecom, the country's leading integrated telecommunication services provider, and America Movil, a major wireless telecommunication provider in Mexico and Latin America. We also reduced the Fund's exposure to telecommunication services and electric utilities companies.

Although this reporting period was challenging for emerging markets, we believe they are in a stronger position than in the past to weather the effects of a U.S. economic slowdown because many emerging markets hold large fiscal reserves. We are also excited about frontier markets, which we consider to be the younger generation of emerging markets, and the potential investment opportunities they offer.

We thank you for your continued participation in the Fund and look forward to serving your future investment needs.

(PHOTO OF MARK MOBIUS)


                                        /s/ Mark Mobius
                                        Mark Mobius
                                        Executive Chairman
                                        Templeton Asset Management Ltd.

(4.) "China H" denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. "Red Chip" denotes shares of Hong Kong-listed companies with significant exposure to China. China H and Red Chip shares are traded on the Hong Kong Stock Exchange.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              4 | Semiannual Report

Performance Summary as of 6/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE INFORMATION

SYMBOL: TEEMX           CHANGE   6/30/08   12/31/07
-------------           ------   -------   --------
Net Asset Value (NAV)   -$3.50    $17.73    $21.23

PERFORMANCE(1)

UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

                                         6-MONTH    1-YEAR      5-YEAR       10-YEAR
                                        --------   --------   ----------   ----------
Cumulative Total Return(2)                -16.49%     -5.54%     +203.70%     +261.84%
Average Annual Total Return(3)            -16.49%     -5.54%      +24.88%      +13.72%
Value of $1,000,000 Investment(4)       $835,139   $944,644   $3,037,063   $3,618,391
   Total Annual Operating Expenses(5)          1.41%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT FTINSTITUTIONAL.COM OR CALL 1-800/321-8563.

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 5

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                              6 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 1/1/08       VALUE 6/30/08   PERIOD* 1/1/08-6/30/08
                                           -----------------   --------------   ----------------------
Actual                                           $1,000           $  835.10              $6.43
Hypothetical (5% return before expenses)         $1,000           $1,017.85              $7.07

* Expenses are calculated using the most recent annualized six-month expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             Semiannual Report | 7

Templeton Institutional Funds

FINANCIAL HIGHLIGHTS

EMERGING MARKETS SERIES

                                          SIX MONTHS ENDED                           YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2008    ---------------------------------------------------------------------
                                             (UNAUDITED)        2007           2006          2005           2004           2003
                                          ----------------   ----------     ----------    ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..      $    21.23      $    20.86     $    18.93    $    15.09     $    12.18     $     8.10
                                             ----------      ----------     ----------    ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ...........            0.14            0.50           0.44          0.33           0.21           0.24
   Net realized and unrealized
      gains (losses) ..................           (3.64)           5.31           4.96          3.89           2.97           4.10
                                             ----------      ----------     ----------    ----------     ----------     ----------
Total from investment operations ......           (3.50)           5.81           5.40          4.22           3.18           4.34
                                             ----------      ----------     ----------    ----------     ----------     ----------
Less distributions from:
   Net investment income ..............              --           (0.79)         (0.54)        (0.38)         (0.27)         (0.26)
   Net realized gains .................              --           (4.65)         (2.93)           --             --             --
                                             ----------      ----------     ----------    ----------     ----------     ----------
Total distributions ...................              --           (5.44)         (3.47)        (0.38)         (0.27)         (0.26)
                                             ----------      ----------     ----------    ----------     ----------     ----------
Redemption fees .......................              --(c)           --(c)          --(c)         --(c)          --(c)          --
                                             ----------      ----------     ----------    ----------     ----------     ----------
Net asset value, end of period ........      $    17.73      $    21.23     $    20.86    $    18.93     $    15.09     $    12.18
                                             ==========      ==========     ==========    ==========     ==========     ==========
Total return(d) .......................          (16.49)%         30.10%         29.07%        28.09%         26.40%         53.84%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ..............................            1.41%(f)        1.41%(f)      1.42%(f)       1.42%(f)       1.45%(f)       1.46%
Net investment income .................            1.43%           2.18%          2.09%         1.98%          1.62%          2.52%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $2,596,695      $3,184,512     $3,209,602    $2,841,536     $2,063,532     $2,092,229
Portfolio turnover rate ...............           30.79%          87.26%        40.84%         36.42%         52.07%         46.83%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             8 | Semiannual Report

Templeton Institutional Funds

STATEMENT OF INVESTMENTS, JUNE 30, 2008 (UNAUDITED)

      EMERGING MARKETS SERIES                                                INDUSTRY                         SHARES        VALUE
      -----------------------                                --------------------------------------------   ----------   ----------
      COMMON STOCKS 77.4%
      AUSTRIA 1.5%
      Erste Bank der oesterreichischen Sparkassen AG .....                 Commercial Banks                      9,470   $   589,599
(a)   IMMOEAST AG ........................................       Real Estate Management & Development          510,220     4,523,100
(a)   Meinl European Land Ltd. ...........................       Real Estate Management & Development          167,655     1,887,525
      OMV AG .............................................            Oil, Gas & Consumable Fuels              286,269    22,474,853
      Wienerberger AG ....................................                 Building Products                   215,400     9,045,633
                                                                                                                         -----------
                                                                                                                          38,520,710
                                                                                                                         -----------
      BRAZIL 1.8%
      AES Tiete SA .......................................   Independent Power Producers & Energy Traders    1,062,185    12,912,915
      American Banknote SA ...............................          Commercial Services & Supplies              53,322       548,786
      Banco Itau Holdings Financeira SA, ADR .............                 Commercial Banks                     13,150       267,076
      Companhia de Bebidas das Americas (AmBev) ..........                     Beverages                        58,834     3,537,673
      Natura Cosmeticos SA ...............................                 Personal Products                   632,041     6,504,913
      Souza Cruz SA ......................................                      Tobacco                        848,835    24,196,457
                                                                                                                         -----------
                                                                                                                          47,967,820
                                                                                                                         -----------
      CHINA 12.5%
      Aluminum Corp. of China Ltd., H ....................                  Metals & Mining                 49,083,000    56,591,256
      China Construction Bank Corp., H ...................                 Commercial Banks                 12,310,000     9,914,624
      China International Marine Containers
         (Group) Co. Ltd., B .............................                     Machinery                       665,451       793,702
      China Life Insurance Co. Ltd., H ...................                     Insurance                     1,395,000     4,884,222
      China Mengniu Dairy Co. Ltd. .......................                   Food Products                     359,000     1,017,525
      China Mobile Ltd. ..................................        Wireless Telecommunication Services        4,983,500    66,981,410
      China Petroleum and Chemical Corp., H ..............            Oil, Gas & Consumable Fuels           46,200,000    43,253,711
      China Shipping Container Lines Co. Ltd., H .........                      Marine                       7,776,000     3,041,688
      China Shipping Development Co. Ltd., H .............                      Marine                         344,000     1,032,364
      China Telecom Corp. Ltd., H ........................      Diversified Telecommunication Services       4,242,000     2,306,721
      CNOOC Ltd. .........................................            Oil, Gas & Consumable Fuels           21,876,000    37,651,213
      Denway Motors Ltd. .................................                   Automobiles                    29,401,000    11,349,772
      Dongfeng Motor Corp., H ............................                   Automobiles                    26,652,000    10,664,560
      FerroChina Ltd. ....................................                  Metals & Mining                    474,832       425,811
(a)   Honghua Group Ltd. .................................            Energy Equipment & Services              721,000       309,769
      Industrial and Commercial Bank of China, H .........                 Commercial Banks                  8,922,000     6,098,850
      Jiangxi Copper Co. Ltd., H .........................                  Metals & Mining                  3,364,000     6,600,943
      Nine Dragons Paper Holdings Ltd. ...................              Paper & Forest Products              2,455,000     1,914,316
      PetroChina Co. Ltd., H .............................            Oil, Gas & Consumable Fuels           38,476,000    49,839,059
      Shanghai Industrial Holdings Ltd. ..................              Industrial Conglomerates             2,779,000     8,161,737
      Shenzhen Investment Ltd., fgn. .....................       Real Estate Management & Development          562,000       202,536
      Sinotrans Ltd., H ..................................              Air Freight & Logistics                956,000       235,406
      Soho China Ltd. ....................................       Real Estate Management & Development        1,715,500       935,057
                                                                                                                         -----------
                                                                                                                         324,206,252
                                                                                                                         -----------
      EGYPT 0.1%
      Telecom Egypt ......................................      Diversified Telecommunication Services         667,065     2,053,375
                                                                                                                         -----------


                             Semiannual Report | 9

Templeton Institutional Funds

      EMERGING MARKETS SERIES                                                INDUSTRY                         SHARES        VALUE
      -----------------------                                --------------------------------------------   ----------   ----------
      COMMON STOCKS (CONTINUED)
      HONG KONG 1.0%
      Cheung Kong (Holdings) Ltd. ........................       Real Estate Management & Development          363,000   $ 4,892,917
      China Infrastructure Machinery Holdings Ltd. .......                     Machinery                       254,000       236,173
      Citic Pacific Ltd. .................................             Industrial Conglomerates                662,000     2,440,925
      Dairy Farm International Holdings Ltd. .............             Food & Staples Retailing              2,009,619     9,726,556
      GOME Electrical Appliances Holdings Ltd. ...........                 Specialty Retail                  9,712,000     4,608,599
      VTech Holdings Ltd. ................................             Communications Equipment                788,000     4,749,880
                                                                                                                         -----------
                                                                                                                          26,655,050
                                                                                                                         -----------
      HUNGARY 2.2%
      Magyar Telekom PLC .................................      Diversified Telecommunication Services         965,479     4,707,921
(a)   MOL Hungarian Oil and Gas Nyrt. ....................            Oil, Gas & Consumable Fuels              395,070    53,235,352
                                                                                                                         -----------
                                                                                                                          57,943,273
                                                                                                                         -----------
      INDIA 4.3%
(a)   Ashok Leyland Ltd. .................................                     Machinery                     2,269,000     1,514,252
      Dr. Reddy's Laboratories Ltd. ......................                  Pharmaceuticals                      1,200        18,744
      Gail India Ltd. ....................................                   Gas Utilities                   1,236,599     9,590,628
      Great Eastern Shipping Co. Ltd. ....................            Oil, Gas & Consumable Fuels                4,500        38,999
(a)   Hindalco Industries Ltd. ...........................                  Metals & Mining                  2,288,234     7,574,145
      Hindustan Unilever Ltd. ............................                Household Products                 1,598,700     7,675,101
(a)   Idea Cellular Ltd. .................................        Wireless Telecommunication Services          237,312       514,646
      Infosys Technologies Ltd. ..........................                    IT Services                      266,800    10,781,069
      National Aluminium Co. Ltd. ........................                  Metals & Mining                    772,939     6,293,520
      Oil & Natural Gas Corp. Ltd. .......................            Oil, Gas & Consumable Fuels            1,118,353    21,223,438
      Reliance Industries Ltd. ...........................            Oil, Gas & Consumable Fuels              322,000    15,700,594
      Satyam Computer Services Ltd. ......................                    IT Services                      120,026     1,222,207
      Shipping Corp. of India Ltd. .......................                      Marine                         527,442     2,671,611
      Tata Consultancy Services Ltd. .....................                    IT Services                      767,872    15,361,017
(a)   Tata Steel Ltd. ....................................                  Metals & Mining                    664,200    11,268,811
                                                                                                                         -----------
                                                                                                                         111,448,782
                                                                                                                         -----------
      INDONESIA 0.4%
      PT Astra International Tbk .........................                   Automobiles                       817,000     1,705,775
      PT Bank Central Asia Tbk ...........................                 Commercial Banks                 13,770,000     3,696,394
      PT Telekomunikasi Indonesia, B .....................      Diversified Telecommunication Services       5,676,000     4,494,013
                                                                                                                         -----------
                                                                                                                           9,896,182
                                                                                                                         -----------
      ISRAEL 0.3%
(a)   Taro Pharmaceutical Industries Ltd. ................                  Pharmaceuticals                    717,520     6,780,564
                                                                                                                         -----------
      JORDAN 0.0%(b)
      Arab Bank PLC ......................................                 Commercial Banks                     17,055       522,193
                                                                                                                         -----------
      KENYA 0.0%(b)
(a,c) Safaricom Ltd., Reg S ..............................        Wireless Telecommunication Services        4,665,750       529,143
                                                                                                                         -----------
      KUWAIT 0.2%
      National Bank of Kuwait ............................                 Commercial Banks                    765,000     5,253,169
(d)   National Mobile Telecommunications Co. .............        Wireless Telecommunication Services           10,000        86,025
                                                                                                                         -----------
                                                                                                                           5,339,194
                                                                                                                         -----------


                              10 | Semiannual Report

Templeton Institutional Funds

      EMERGING MARKETS SERIES                                                INDUSTRY                         SHARES        VALUE
      -----------------------                                --------------------------------------------   ----------   ----------
      COMMON STOCKS (CONTINUED)
      MALAYSIA 0.1%
      Sime Darby Berhad ..................................             Industrial Conglomerates                658,300   $ 1,863,588
                                                                                                                         -----------
      MEXICO 4.9%
      Alfa SAB de CV .....................................             Industrial Conglomerates                975,501     6,975,296
      America Movil SAB de CV, L, ADR ....................        Wireless Telecommunication Services          690,378    36,417,440
      Consorcio ARA SAB de CV ............................                Household Durables                 2,524,151     2,329,835
      Fomento Economico Mexicano SAB de CV, ADR ..........                     Beverages                       176,766     8,044,621
      Grupo Televisa SA ..................................                       Media                       4,589,959    21,730,434
      Kimberly Clark de Mexico SAB de CV, A ..............                Household Products                 5,848,737    23,816,846
      Telefonos de Mexico SAB de CV (Telmex), L, ADR .....      Diversified Telecommunication Services         738,358    17,484,317
(a)   Telmex Internacional SAB de CV, ADR ................      Diversified Telecommunication Services         730,858    11,766,814
                                                                                                                         -----------
                                                                                                                         128,565,603
                                                                                                                         -----------
      PAKISTAN 1.6%
      Fauji Fertilizer Co. Ltd. ..........................                     Chemicals                     1,278,911     2,481,312
      MCB Bank Ltd. ......................................                 Commercial Banks                  3,362,043    16,089,496
      Oil & Gas Development Co. Ltd. .....................            Oil, Gas & Consumable Fuels            5,679,400    10,356,161
      Pakistan Telecommunications Corp., A ...............      Diversified Telecommunication Services      20,428,833    11,574,342
                                                                                                                         -----------
                                                                                                                          40,501,311
                                                                                                                         -----------
      PANAMA 0.0%(b)
      Copa Holdings SA ...................................                     Airlines                         25,200       709,632
                                                                                                                         -----------
      PHILIPPINES 0.3%
      San Miguel Corp., B ................................                     Beverages                     8,709,745     7,962,973
                                                                                                                         -----------
      POLAND 0.8%
(a)   Grupa Lotos SA .....................................            Oil, Gas & Consumable Fuels               73,000       907,790
(a)   Polski Koncern Naftowy Orlen SA ....................            Oil, Gas & Consumable Fuels            1,287,056    20,619,470
                                                                                                                         -----------
                                                                                                                          21,527,260
                                                                                                                         -----------
      QATAR 0.6%
      Qatar National Bank ................................                 Commercial Banks                    236,780    14,829,238
                                                                                                                         -----------
      RUSSIA 12.1%
      Bank of Moscow .....................................                 Commercial Banks                     24,228     1,125,964
      Gazprom, ADR .......................................            Oil, Gas & Consumable Fuels            1,014,900    58,889,573
      Gazprom, ADR (London Exchange) .....................            Oil, Gas & Consumable Fuels              590,600    34,313,860
      LUKOIL, ADR ........................................            Oil, Gas & Consumable Fuels              367,520    36,301,788
      LUKOIL, ADR (London Exchange) ......................            Oil, Gas & Consumable Fuels              234,100    23,105,670
      Mining and Metallurgical Co. Norilsk Nickel ........                  Metals & Mining                    341,010    85,934,520
      Mobile TeleSystems, ADR ............................        Wireless Telecommunication Services           33,600     2,574,096
      OAO TMK, GDR .......................................            Energy Equipment & Services               36,000     1,416,240
      Sberbank RF ........................................                 Commercial Banks                  3,844,590    12,148,905
(a)   TGC-5 JSC ..........................................   Independent Power Producers & Energy Traders   88,569,970        66,870
      TNK-BP .............................................            Oil, Gas & Consumable Fuels           13,003,973    28,803,800
(a,f) Unified Energy Systems .............................                Electric Utilities                29,782,700    30,378,354
                                                                                                                         -----------
                                                                                                                         315,059,640
                                                                                                                         -----------


                             Semiannual Report | 11

Templeton Institutional Funds

      EMERGING MARKETS SERIES                                                INDUSTRY                         SHARES        VALUE
      -----------------------                                --------------------------------------------   ----------   ----------
      COMMON STOCKS (CONTINUED)
      SINGAPORE 1.3%
      ComfortDelGro Corp. Ltd. ...........................                    Road & Rail                    5,735,306   $ 6,323,613
      DBS Group Holdings Ltd. ............................                 Commercial Banks                    360,000     4,990,701
      Fraser and Neave Ltd. ..............................             Industrial Conglomerates              4,580,139    15,250,858
      Keppel Corp. Ltd. ..................................             Industrial Conglomerates                711,388     5,825,177
      Singapore Airlines Ltd. ............................                     Airlines                        124,000     1,339,851
                                                                                                                         -----------
                                                                                                                          33,730,200
                                                                                                                         -----------
      SOUTH AFRICA 4.8%
      ABSA Group Ltd. ....................................                 Commercial Banks                     71,400       748,069
      Barloworld Ltd. ....................................             Industrial Conglomerates                483,090     4,937,362
(a)   Eqstra Holdings Ltd. ...............................                     Machinery                     1,335,969     2,141,988
      Foschini Ltd. ......................................                 Specialty Retail                  2,459,939     9,286,643
      Impala Platinum Holdings Ltd. ......................                  Metals & Mining                     17,280       682,149
(a)   Imperial Holdings Ltd. .............................                   Distributors                    1,335,969     9,003,177
      JD Group Ltd. ......................................                 Specialty Retail                  1,607,279     5,390,108
      Lewis Group Ltd. ...................................                 Specialty Retail                  2,050,146     8,643,222
      MTN Group Ltd. .....................................        Wireless Telecommunication Services        1,759,821    27,990,765
      Naspers Ltd., N ....................................                       Media                         210,000     4,587,672
      Remgro Ltd. ........................................          Diversified Financial Services           1,297,201    31,139,453
      Sasol ..............................................            Oil, Gas & Consumable Fuels               46,080     2,713,878
      Standard Bank Group Ltd. ...........................                 Commercial Banks                  1,254,137    12,224,932
(a)   Steinhoff International Holdings Ltd. ..............                Household Durables                 1,176,000     2,391,813
      Telkom South Africa Ltd. ...........................      Diversified Telecommunication Services         228,780     4,135,723
      Tiger Brands Ltd. ..................................                   Food Products                       1,740        31,343
                                                                                                                         -----------
                                                                                                                         126,048,297
                                                                                                                         -----------
      SOUTH KOREA 6.1%
(a)   CJ Corp. ...........................................             Industrial Conglomerates                  7,710       456,780
      Daewoo Shipbuilding & Marine Engineering Co. Ltd. ..                     Machinery                        39,520     1,544,547
      GS Holdings Corp. ..................................            Oil, Gas & Consumable Fuels              292,200    11,168,657
      Hanjin Heavy Industries & Construction Holding .....                     Machinery                        23,102       993,397
      Kangwon Land Inc. ..................................           Hotels, Restaurants & Leisure             534,978    11,706,638
      LG Electronics Inc. ................................                Household Durables                    38,900     4,404,826
      POSCO ..............................................                  Metals & Mining                     27,450    14,269,278
      Samsung Electronics Co. Ltd. .......................     Semiconductors & Semiconductor Equipment         36,671    21,900,979
      Samsung Heavy Industries Co. Ltd. ..................                     Machinery                       581,100    20,711,925
      Shinhan Financial Group Co. Ltd. ...................                 Commercial Banks                    106,500     4,813,617
      SK Energy Co. Ltd. .................................            Oil, Gas & Consumable Fuels              496,155    55,233,691
      SK Telecom Co. Ltd. ................................        Wireless Telecommunication Services              367        66,807
      SKC Co. Ltd. .......................................                Household Durables                    54,000       903,010
      STX Pan Ocean Co. Ltd. .............................                      Marine                       4,638,100     9,196,424
                                                                                                                         -----------
                                                                                                                         157,370,576
                                                                                                                         -----------
      SWEDEN 1.0%
      Oriflame Cosmetics SA, SDR .........................                 Personal Products                   394,553    25,380,449
                                                                                                                         -----------


                              12 | Semiannual Report

Templeton Institutional Funds

      EMERGING MARKETS SERIES                                                INDUSTRY                         SHARES        VALUE
      -----------------------                                --------------------------------------------   ----------   ----------
      COMMON STOCKS (CONTINUED)
      TAIWAN 6.1%
      Acer Inc. ..........................................              Computers & Peripherals              3,036,000$    5,981,379
      Advantech Co. Ltd. .................................              Computers & Peripherals                496,000     1,274,602
      Asustek Computer Inc. ..............................              Computers & Peripherals                532,000     1,447,738
      AU Optronics Corp. .................................        Electronic Equipment & Instruments         5,136,000     8,071,268
      Catcher Technology Co. Ltd. ........................              Computers & Peripherals                541,000     1,541,742
      Compal Communications Inc. .........................              Communications Equipment             2,307,000     2,789,408
      Compal Electronics Inc. ............................              Computers & Peripherals              5,373,000     5,806,161
      Delta Electronics Inc. .............................        Electronic Equipment & Instruments         1,638,000     4,560,044
      KYE Systems Corp. ..................................              Computers & Peripherals                 24,000        31,391
      MediaTek Inc. ......................................     Semiconductors & Semiconductor Equipment      1,461,000    16,846,770
      Merry Electronics Co. Ltd. .........................                Household Durables                 1,792,000     3,188,087
      Novatek Microelectronics Corp. Ltd. ................     Semiconductors & Semiconductor Equipment      4,018,428    11,676,782
      President Chain Store Corp. ........................               Food & Staples Retailing           11,075,010    36,852,239
      Shin Zu Shing Co. Ltd. .............................                     Machinery                       267,000     1,411,837
      Siliconware Precision Industries Co. ...............     Semiconductors & Semiconductor Equipment     12,992,497    19,155,083
      Sunplus Technology Co. Ltd. ........................     Semiconductors & Semiconductor Equipment      4,650,173     4,504,170
(a)   Taiwan Semiconductor Manufacturing Co. Ltd. ........     Semiconductors & Semiconductor Equipment     15,017,640    32,159,806
                                                                                                                         -----------
                                                                                                                         157,298,507
                                                                                                                         -----------
      THAILAND 2.5%
      Kasikornbank Public Co. Ltd., fgn. .................                 Commercial Banks                  5,898,400    12,703,703
      Precious Shipping Public Co. Ltd., fgn. ............                      Marine                         479,908       342,956
      PTT Aromatics & Refining Public Co. Ltd., fgn. .....            Oil, Gas & Consumable Fuels            3,025,885     2,094,495
      PTT Public Co. Ltd., fgn. ..........................            Oil, Gas & Consumable Fuels            1,424,500    13,209,542
      Siam Cement Public Co. Ltd., fgn. ..................               Construction Materials              3,653,994    21,751,266
      Siam Commercial Bank Public Co. Ltd., fgn. .........                 Commercial Banks                  1,417,400     3,285,926
      Thai Beverages Co. Ltd., fgn. ......................                    Beverages                     64,279,000    11,575,842
                                                                                                                         -----------
                                                                                                                          64,963,730
                                                                                                                         -----------
      TURKEY 6.5%
      Akbank TAS .........................................                 Commercial Banks                 16,050,087    55,575,638
      Anadolu Efes Biracilik Ve Malt Sanayii AS ..........                    Beverages                      1,131,222     9,792,530
      Arcelik AS, Br. ....................................                Household Durables                 4,681,920    16,364,734
      Haci Omer Sabanci Holding AS .......................           Diversified Financial Services            100,000       341,364
(a)   KOC Holding AS .....................................               Industrial Conglomerates              254,580       694,403
(a)   Trakya Cam Sanayii AS ..............................                 Building Products                   832,160       897,061
      Tupras-Turkiye Petrol Rafineleri AS ................            Oil, Gas & Consumable Fuels            1,901,384    43,866,148
(a)   Turk Hava Yollari Anonim Ortakligi .................                     Airlines                      3,391,000    13,846,468
      Turkcell Iletisim Hizmetleri AS ....................        Wireless Telecommunication Services        2,132,261    12,189,324
      Turkiye Is Bankasi (Isbank), C .....................                 Commercial Banks                    550,000     1,796,652
      Turkiye Vakiflar Bankasi T.A.O., D .................                 Commercial Banks                  9,756,815    12,669,119
                                                                                                                         -----------
                                                                                                                         168,033,441
                                                                                                                         -----------
      UKRAINE 0.2%
      Kernel Holding SA ..................................                   Food Products                     133,500     2,305,397
(a,e) MHP SA, GDR, 144A ..................................                   Food Products                     119,767     2,185,748
                                                                                                                         -----------
                                                                                                                           4,491,145
                                                                                                                         -----------


                             Semiannual Report | 13

Templeton Institutional Funds

      EMERGING MARKETS SERIES                                                 INDUSTRY                     SHARES         VALUE
      ----------------------------------------------------   ----------------------------------------   -----------   --------------
      COMMON STOCKS (CONTINUED)
      UNITED ARAB EMIRATES 0.3%
      Aldar Properties PJSC. .............................     Real Estate Management & Development       1,361,000   $    4,631,709
      Sorouh Real Estate Co. .............................     Real Estate Management & Development         283,000          713,462
      Union National Bank ................................               Commercial Banks                   895,081        2,232,189
  (a) Union Properties ...................................     Real Estate Management & Development         307,000          431,282
                                                                                                                      --------------
                                                                                                                           8,008,642
                                                                                                                      --------------
      UNITED KINGDOM 3.9%
      Anglo American PLC .................................               Metals & Mining                  1,163,719       81,471,480
      HSBC Holdings PLC ..................................               Commercial Banks                 1,220,732       18,928,020
                                                                                                                      --------------
                                                                                                                         100,399,500
                                                                                                                      --------------
      TOTAL COMMON STOCKS (COST $1,670,954,743)                                                                        2,008,606,270
                                                                                                                      --------------
      PREFERRED STOCKS 18.5%
      BRAZIL 18.2%
      Banco Bradesco SA, ADR, pfd.  ......................               Commercial Banks                 1,902,806       38,931,411
      Companhia Vale do Rio Doce, ADR, pfd., A ...........               Metals & Mining                  6,278,830      187,360,287
      Itausa - Investimentos Itau SA, pfd. ...............               Commercial Banks                   408,700        2,592,614
      Petroleo Brasileiro SA, ADR, pfd. ..................         Oil, Gas & Consumable Fuels            3,074,740      178,181,183
      Tam SA, pfd.........................................                   Airlines                        29,300          554,127
      Unibanco - Uniao de Bancos Brasileiros SA, GDR,
         pfd. ............................................               Commercial Banks                   320,100       40,630,293
      Usinas Siderurgicas de Minas Gerais SA, pfd., A ....                Metals & Mining                   515,611       25,407,478
                                                                                                                      --------------
                                                                                                                         473,657,393
                                                                                                                      --------------
      CHILE 0.3%
      Embotelladora Andina SA, pfd., A ...................                  Beverages                     2,872,988        6,843,485
                                                                                                                      --------------
      TOTAL PREFERRED STOCKS (COST $143,496,809) .........                                                               480,500,878
                                                                                                                      --------------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENT
         (COST $1,814,451,552) ...........................                                                             2,489,107,148
                                                                                                                      --------------

                                                                                                         PRINCIPAL
                                                                                                           AMOUNT
                                                                                                        -----------
      SHORT TERM INVESTMENT 1.7%
      U.S. GOVERNMENT AND AGENCY SECURITIES
         (COST $44,198,490) 1.7%
  (g) FHLB, 7/01/08 - 8/20/08 ............................                                              $44,269,000       44,202,346
                                                                                                                      --------------
      TOTAL INVESTMENTS
         (COST $1,858,650,042) 97.6% .....................                                                             2,533,309,494
      OTHER ASSETS, LESS LIABILITIES 2.4% ................                                                                63,385,190
                                                                                                                      --------------
      NET ASSETS 100.0% ..................................                                                            $2,596,694,684
                                                                                                                      ==============

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual REPORT

Templeton Institutional Funds

EMERGING MARKETS SERIES

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt

FHLB - Federal Home Loan Bank

GDR  - Global Depository Receipt

SDR  - Swedish Depository Receipt

(a)  Non-income producing for the twelve months ended June 30, 2008.

(b)  Rounds to less than 0.1% of net assets.

(c) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2008, the value of this security was $529,143, representing 0.02% of net assets.

(d)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(e) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2008, the value of this security was $2,185,748, representing 0.08% of net assets.

(f)  See Note 8 regarding restricted securities.

(g)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Templeton Institutional Funds

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)

                                                             EMERGING
                                                          MARKETS SERIES
                                                          --------------
Assets:
   Investments in securities:
      Cost ............................................   $1,858,650,042
                                                          ==============
      Value ...........................................   $2,533,309,494
   Cash ...............................................       32,739,454
   Foreign currency, at value (cost $275,584) .........          267,216
   Receivables:
      Investment securities sold ......................       36,431,202
      Capital shares sold .............................          173,656
      Dividends .......................................        6,610,425
      Foreign tax .....................................          117,945
                                                          --------------
         Total assets .................................    2,609,649,392
                                                          --------------
Liabilities:
   Payables:
      Investment securities purchased .................        3,366,215
      Capital shares redeemed .........................        5,570,422
      Affiliates ......................................        2,929,469
      Custodian fees ..................................          917,732
   Accrued expenses and other liabilities .............          170,870
                                                          --------------
         Total liabilities ............................       12,954,708
                                                          --------------
            Net assets, at value ......................   $2,596,694,684
                                                          ==============
Net assets consist of:
   Paid-in capital ....................................   $1,804,036,718
   Distributions in excess of net investment income ...       (5,253,806)
   Net unrealized appreciation (depreciation) .........      674,660,009
   Accumulated net realized gain (loss) ...............      123,251,763
                                                          --------------
            Net assets, at value ......................   $2,596,694,684
                                                          ==============
Shares outstanding ....................................      146,420,904
                                                          ==============
Net asset value per share(a) ..........................   $        17.73
                                                          ==============

(a) Redemption price is equal to net asset value less redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Templeton Institutional Funds

STATEMENT OF OPERATIONS
for the six months ended June 30, 2008 (unaudited)

                                                                                   EMERGING
                                                                                MARKETS SERIES
                                                                                --------------
Investment income:
   Dividends (net of foreign taxes of $3,922,114) ...........................   $  39,806,264
   Interest (net of foreign taxes of $1,255) ................................         652,787
                                                                                -------------
      Total investment income ...............................................      40,459,051
                                                                                -------------
Expenses:
   Management fees (Note 3a) ................................................      17,358,773
   Administrative fees (Note 3b) ............................................       1,141,283
   Transfer agent fees (Note 3c) ............................................           3,051
   Custodian fees (Note 4) ..................................................       1,331,481
   Reports to shareholders ..................................................          24,133
   Registration and filing fees .............................................         118,523
   Professional fees ........................................................          94,523
   Trustees' fees and expenses ..............................................          17,373
   Other ....................................................................          34,785
                                                                                -------------
      Total expenses ........................................................      20,123,925
      Expense reductions (Note 4) ...........................................         (12,205)
                                                                                -------------
         Net expenses .......................................................      20,111,720
                                                                                -------------
            Net investment income ...........................................      20,347,331
                                                                                -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...........................................................      31,373,871
      Foreign currency transactions .........................................         540,067
                                                                                -------------
         Net realized gain (loss) ...........................................      31,913,938
                                                                                -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...........................................................    (567,454,532)
      Translation of assets and liabilities denominated in foreign
         currencies .........................................................        (381,844)
   Change in deferred taxes on unrealized appreciation (depreciation) .......       1,661,836
                                                                                -------------
         Net change in unrealized appreciation (depreciation) ...............    (566,174,540)
                                                                                -------------
Net realized and unrealized gain (loss) .....................................    (534,260,602)
                                                                                -------------
Net increase (decrease) in net assets resulting from operations .............   $(513,913,271)
                                                                                =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Templeton Institutional Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 EMERGING MARKETS SERIES
                                                                                           -----------------------------------
                                                                                           SIX MONTHS ENDED
                                                                                             JUNE 30, 2008       YEAR ENDED
                                                                                              (UNAUDITED)    DECEMBER 31, 2007
                                                                                           ----------------  -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................................   $   20,347,331    $   71,536,151
      Net realized gain (loss) from investments, foreign currency transactions, and swap
         agreements .....................................................................       31,913,938       664,392,365
      Net change in unrealized appreciation (depreciation) on investments, translation of
         assets and liabilities denominated in foreign currencies, and deferred taxes ...     (566,174,540)      105,503,414
                                                                                            --------------    --------------
         Net increase (decrease) in net assets resulting from operations ................     (513,913,271)      841,431,930
                                                                                            --------------    --------------
Distributions to shareholders from:
      Net investment income .............................................................               --      (101,637,203)
      Net realized gain .................................................................               --      (587,388,696)
                                                                                            --------------    --------------
Total distributions to shareholders .....................................................               --      (689,025,899)
                                                                                            --------------    --------------
Capital share transactions: (Note 2) ....................................................      (73,910,720)     (177,501,570)
                                                                                            --------------    --------------
Redemption fees .........................................................................            6,684             5,283
                                                                                            --------------    --------------
         Net increase (decrease) in net assets ..........................................     (587,817,307)      (25,090,256)
Net assets:
   Beginning of period ..................................................................    3,184,511,991     3,209,602,247
                                                                                            --------------    --------------
   End of period ........................................................................   $2,596,694,684    $3,184,511,991
                                                                                            ==============    ==============
Distributions in excess of net investment income included in net assets:
   End of period ........................................................................   $   (5,253,806)   $  (25,601,137)
                                                                                            ==============    ==============

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Templeton Institutional Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Emerging Markets Series (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                             Semiannual Report | 19

Templeton Institutional Funds

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                             20 | Semiannual Report

Templeton Institutional Funds

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invest.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                             Semiannual Report | 21

Templeton Institutional Funds

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                    SIX MONTHS ENDED                YEAR ENDED
                                      JUNE 30, 2008             DECEMBER 31, 2007
                               --------------------------  -----------------------------
                                  SHARES        AMOUNT        SHARES          AMOUNT
                               -----------  -------------  ------------  ---------------
Shares sold .................   18,844,324  $ 348,948,995   11,076,340   $   251,491,312
Shares issued in reinvestment
   of distributions .........           --             --   32,231,074       647,171,797
Shares redeemed .............  (22,431,607)  (422,859,715) (47,192,244)   (1,076,164,679)
                               -----------  -------------  -----------   ---------------
Net increase (decrease) .....   (3,587,283) $ (73,910,720)  (3,884,830)  $  (177,501,570)
                               ===========  =============  ===========   ===============



                             22 | Semiannual Report

Templeton Institutional Funds

EMERGING MARKETS SERIES

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                            AFFILIATION
----------------------------------------------------  ----------------------
Templeton Asset Management Ltd. (TAML)                Investment manager
Franklin Templeton Services, LLC (FT Services)        Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)  Principal underwriter
Franklin Templeton Investor Services, LLC (Investor   Transfer agent
Services)

A. MANAGEMENT FEES

Effective March 1, 2008, the Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE  NET ASSETS
-------------------  --------------------------------------------------
       1.250%        Up to and including $1 billion
       1.200%        Over $1 billion, up to and including $5 billion
       1.150%        Over $5 billion, up to and including $7.5 billion
       1.125%        Over $7.5 billion, up to and including $10 billion
       1.100%        Over $10 billion, up to and including $15 billion
       1.050%        Over $15 billion, up to and including $20 billion
       1.000%        In excess of $20 billion

Prior to March 1, 2008, the Fund paid fees to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE  NET ASSETS
-------------------  --------------------------------------------------
       1.250%        Up to and including $1 billion
       1.200%        Over $1 billion, up to and including $5 billion
       1.150%        Over $5 billion, up to and including $10 billion
       1.100%        Over $10 billion, up to and including $15 billion
       1.050%        Over $15 billion, up to and including $20 billion
       1.000%        In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate average daily net assets of certain funds within the Trust as follows:

ANNUALIZED FEE RATE  NET ASSETS
-------------------  ---------------------------------------------------
       0.150%        Up to and including $200 million
       0.135%        Over $200 million, up to and including $700 million
       0.100%        Over $700 million, up to and including $1.2 billion
       0.075%        In excess of $1.2 billion


                             Semiannual Report | 23

Templeton Institutional Funds

EMERGING MARKETS SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. TRANSFER AGENT FEES

For the period ended June 30, 2008, the Fund paid transfer agent fees of $3,051, of which $2,108 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized currency losses of $1,680,746.

At June 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................  $1,900,250,239
                                                ==============
Unrealized appreciation ......................  $  835,670,377
Unrealized depreciation ......................    (202,611,122)
                                                --------------
Net unrealized appreciation (depreciation) ...  $  633,059,255
                                                ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and foreign taxes paid on net realized gains.


                             24 | Semiannual Report

Templeton Institutional Funds

EMERGING MARKETS SERIES

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2008, aggregated $863,383,190 and $995,257,604 respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

                                                                   ACQUISITION
SHARES      ISSUER                                                    DATE         COST         VALUE
----------  -----------------------------------------------------  -----------  -----------  -----------
29,782,700  Unified Energy Systems ..............................  7/30/1996    $35,631,961  $30,378,354
                                                                                             -----------
            TOTAL RESTRICTED SECURITIES (1.17% of Net Assets) ...                            $30,378,354
                                                                                             ===========

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

                             Semiannual Report | 25

Templeton Institutional Funds

EMERGING MARKETS SERIES

9. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets carried at fair value:

                                   LEVEL 1       LEVEL 2      LEVEL 3         TOTAL
                               --------------  -----------  -----------  --------------
ASSETS:
Investments in Securities ...  $2,458,728,794  $44,202,346  $30,378,354  $2,533,309,494

At June 30, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                         INVESTMENTS IN
                                                           SECURITIES
                                                         --------------
Beginning Balance - January 1, 2008 ..................    $        --
   Net realized gain (loss) ..........................             --
   Net change in unrealized appreciation
      (depreciation) .................................             --
   Net purchases (sales) .............................             --
   Transfers in and/or out of Level 3 ................     30,378,354
                                                          -----------
Ending Balance .......................................    $30,378,354
                                                          ===========

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             26 | Semiannual Report

Templeton Institutional Funds

SHAREHOLDER INFORMATION

EMERGING MARKETS SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreements for each of the three separate series comprising Templeton Institutional Funds including the Emerging Market Series (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment


                             Semiannual Report | 27

Templeton Institutional Funds

EMERGING MARKETS SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for the Fund showed its investment performance in comparison with its Lipper selected performance universe during 2007, as well as during the previous 10 years ended December 31, 2007. The following summarizes the performance results for the Fund.

The Lipper performance universe for the Fund consisted of all retail and institutional emerging market funds as designated by Lipper. The Fund's total return during 2007 as shown in the Lipper report placed it in the lowest quintile of this performance universe and on an annualized


                             28 | Semiannual Report

Templeton Institutional Funds

EMERGING MARKETS SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

basis placed it in the lowest quintile of such universe for the previous three-year period, the second-lowest quintile of such performance universe during the previous five-year period, and the upper half of such universe during the previous 10-year period. The Board found such performance to be acceptable in light of the Fund's absolute level of total return, which exceeded 30% in 2007, and on an annualized basis exceeded 29% and 33%, respectively, for the previous three- and five-year periods as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative fees as being part of a management fee. The Lipper report for the Emerging Market Series showed that the Fund's contractual investment management fee rate was nine basis points above the median of its Lipper expense group but that its actual total expense rate was below the median for such expense group. The Board found such expense to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and


                             Semiannual Report | 29

Templeton Institutional Funds

EMERGING MARKETS SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Emerging Market Series' management advisory fee schedule provided a rate of 1.25% on the first $1 billion of Fund net assets; 1.20% on the next $4 billion of Fund net assets; 1.15% on the next $5 billion of Fund net assets; 1.1% on the next $5 billion of Fund net assets; 1.05% on the next $5 billion of Fund net assets; and 1% on net assets in excess of $20 billion, and the Board decided to add an additional breakpoint of 1.125% on Fund net assets between the $7.5 billion and $10 billion levels effective March 1, 2008. This Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2007, this Fund's net assets were approximately $3.2 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provides a sharing of benefits with this Fund and its shareholders.


                             30 | Semiannual Report

Templeton Institutional Funds

EMERGING MARKETS SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                             Semiannual Report | 31

                       This page intentionally left blank.

(FRANKLIN TEMPLETON INSTITUTIONAL (R) LOGO)  600 Fifth Avenue
                                             New York, NY 10020

SEMIANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS
Emerging Markets Series

INVESTMENT MANAGER
Templeton Asset Management Ltd.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


JUNE 30, 2008

Global Equity Series

                                                               SEMIANNUAL REPORT

                          TEMPLETON INSTITUTIONAL FUNDS

                   (FRANKLIN TEMPLETON INSTITUTIONAL (R) LOGO)

Contents

SEMIANNUAL REPORT

TIF Global Equity Series ...........................    1
Performance Summary ................................    5
Your Fund's Expenses ...............................    6
Financial Highlights and Statement of Investments ..    8
Financial Statements ...............................   13
Notes to Financial Statements ......................   16
Shareholder Information ............................   23

Semiannual Report

TIF Global Equity Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIF Global Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located anywhere in the world, including emerging markets.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FTINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

This inaugural semiannual report for Templeton Institutional Funds (TIF) Global Equity Series (the Fund) covers the period since inception on March 31, 2008, through June 30, 2008.

PERFORMANCE OVERVIEW

For the period under review, the Fund had a -5.90% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International
(MSCI) All Country (AC) World Index, which had a -1.36% total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's performance data in the Performance Summary beginning on page 5.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 9.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                              Semiannual Report | 1

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 6/30/08

                                  (BAR CHART)

Europe                                         47.0%
North America                                  32.5%
Asia                                           12.8%
Latin America & Caribbean                       1.5%
Australia & New Zealand                         0.8%
Middle East & Africa                            0.6%
Short-Term Investments & Other Net Assets       4.8%

ECONOMIC AND MARKET OVERVIEW

During the period under review, the U.S. economy grew marginally as energy prices rose, housing prices declined, the labor situation and consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses spread globally. Investors remained cautious and continued risk reassessments in the stock, bond and credit markets. Some economists speculated whether the U.S. would enter a recession while others believed one was already under way. Many agreed, however, that the slowing U.S. economy -- which is the world's largest and accounts for roughly 25% of global gross domestic product -- could have a meaningfully negative impact on growth prospects around the world.(2) Nevertheless, growth remained relatively strong in developing economies, particularly in Asia ex-Japan where China-led demand continued to impact commodities' prices and related equities.

In the three months under review, prices increased significantly for oil, natural gas, and most agricultural and industrial commodities, adding to global inflationary pressures. Many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight inflation, which Merrill Lynch estimated at 5.5% globally, up from 3.5% at the beginning of 2008. The U.S. focused on reigniting its economy through fiscal and monetary policies, but the eurozone made controlling inflation its main goal. Accordingly, while the U.S. Federal Reserve Board (Fed) eased rates down to 2.00% from 2.25% as part of an aggressive series of cuts begun in mid-2007, the European Central Bank maintained rates at 4.00% during the period. Overall, rising inflation led more than three-quarters of the world's central banks to raise rates thus far in 2008, according to Merrill Lynch's estimate. Interest rate differentials pressured the U.S. dollar in early 2008, but the greenback regained ground against several currencies during the reporting period as the Fed paused and implied that its next move could be a rate hike. Indicators also signaled growth was slowing outside the U.S.

Against this challenging economic backdrop, many global equity markets were volatile, and a majority of them declined over the three-month period. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets remained relatively strong. Many financial institutions were hurt by their subprime loan exposure, but abundant global liquidity sources such as sovereign wealth funds offered some relief with quick recapitalizations during the period.

(2.) Source: Global Insight.


                             2 | Semmiannual Report

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental internal research evaluates a company's potential to grow earnings, asset value and/or cash flow over a five-year horizon. Stocks are selected for purchase or sale utilizing strict valuation parameters, reflecting our focus on individual companies rather than countries or sectors.

MANAGER'S DISCUSSION

The Fund began operations on March 31, 2008. Uncertainty and market turmoil may not seem like ideal conditions to initiate new investments in the stock market, but much of the outcome could be tied to one's time horizon and discipline. Our investment philosophy seeks to unlock value over the long term by acquiring investments below what we consider fair value and preferably at deep discounts. Although this can happen at any time, our experience has shown that periods of extreme and widespread pessimism can offer excellent environments for bargain hunting.

During the three months since its inception, the Fund was not immune to the markets' persistent pressures and ended the period with a negative return below that of its benchmark, the MSCI AC World Index. The Fund's investments were selected from a pool of global stocks we considered undervalued based on our investment strategy. The resulting sector weightings are a byproduct of our analysts' recommendations.

The Fund's performance relative to the MSCI AC World Index was hindered by an underweighting and stock selection in the materials sector, which outperformed the index.(2) Our weighting reflected our belief that the sector was overvalued based on our five-year earnings estimates for individual companies. Our underweighted energy sector allocation also hurt relative results.(3) Although returns for the Fund's energy sector holdings were positive, they were primarily in integrated oil and gas companies, and not the exploration and production companies that performed particularly well. Despite certain positive prospects for exploration companies, our analysts did not believe the industry represented a broad case for long-term undervaluation. In terms of individual holdings, the largest detractors from performance included U.S. insurer American International Group, French

(2.) The materials sector comprises chemicals, containers and packaging, and metals and mining in the SOI.

(3.) The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 6/30/08

                                  (BAR CHART)

Pharmaceuticals                                11.9%
Oil, Gas & Consumable Fuels                    11.1%
Diversified Telecommunication Services          8.8%
Multi-Utilities                                 6.9%
Insurance                                       5.7%
Software                                        5.4%
Semiconductors & Semiconductor Equipment        3.8%
Media                                           3.4%
Commercial Banks                                3.3%
Food Products                                   2.8%
Industrial Conglomerates                        2.4%
Wireless Telecommunication Services             2.4%
Health Care Equipment & Supplies                2.3%
Aerospace & Defense                             2.1%
Health Care Providers & Services                2.1%
Electric Utilities                              2.0%
Other                                          18.8%
Short-Term Investments & Other Net Assets       4.8%


                              Semiannual Report | 3

TOP 10 EQUITY HOLDINGS
6/30/08

COMPANY                                                  % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                 NET ASSETS
---------------------------------------------------      ----------
Microsoft Corp.                                             2.4%
   SOFTWARE, U.S.
Total SA, B                                                 2.3%
   OIL, GAS & CONSUMABLE FUELS, FRANCE
Royal Dutch Shell PLC, B, ADR                               2.3%
   OIL, GAS & CONSUMABLE FUELS, U.K.
Taiwan Semiconductor Manufacturing Co. Ltd.                 2.1%
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, TAIWAN
BP PLC                                                      2.0%
   OIL, GAS & CONSUMABLE FUELS, U.K.
Vodafone Group PLC                                          1.9%
   WIRELESS TELECOMMUNICATION SERVICES, U.K.
France Telecom SA                                           1.8%
   DIVERSIFIED TELECOMMUNICATION SERVICES, FRANCE
Novartis AG                                                 1.8%
   PHARMACEUTICALS, SWITZERLAND
Telefonica SA, ADR                                          1.8%
   DIVERSIFIED TELECOMMUNICATION SERVICES, SPAIN
GlaxoSmithKline PLC                                         1.8%
   PHARMACEUTICALS, U.K.

tire manufacturer Compagnie Generale des Etablissements Michelin, U.S. industrial conglomerate General Electric, U.S. media company News Corp. and Brazilian aircraft manufacturer Embraer-Empresa Brasileira de Aeronautica.

Since the Fund's inception, a significantly underweighted position in the poorly performing financials sector helped relative performance.(4) Although certain U.S. financial stocks began to look attractive from a valuation standpoint, we believed the risk of holding them outweighed the potential reward. We believe several factors need to change, including improving balance sheets and reconfiguring business models, before a more credible earnings picture can emerge; and we continue to monitor the situation closely. Stock selection in the information technology sector also helped the Fund's relative performance.(5) In terms of individual holdings, four of the top contributors to performance were energy companies Royal Dutch Shell (U.K.), Total (France), El Paso Corp. (U.S.) and BP (U.K.), which underscores the sector's strong results during the period.

Thank you for your participation in TIF Global Equity Series. We look forward to serving your future investment needs.

(PHOTO OF NEIL DEVLIN)


/s/ Neil Devlin
Neil Devlin, CFA
Portfolio Manager
TIF Global Equity Series

(4.) The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

(5.) The information technology sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, IT services, office electronics, semiconductors and semiconductor equipment, and software in the SOI.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             4 | Semiannual Report

Performance Summary as of 6/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE INFORMATION

SYMBOL: TGESX              CHANGE   6/30/08   3/31/08
------------------------   ------   -------   -------
Net Asset Value (NAV)      -$0.59    $9.41     $10.00

PERFORMANCE(1)

UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

                                                   INCEPTION (3/31/08)
                                                   -------------------
Cumulative Total Return(2)                                -5.90%
Aggregate Total Return(3)                                 -5.90%
Value of $1,000,000 Investment(4)                        $941,000
   Total Annual Operating Expenses(5)
   Without Waiver                          1.18%
   With Waiver                             0.81%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT FTINSTITUTIONAL.COM OR CALL 1-800/321-8563.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES, EXCLUDING ACQUIRED FUND FEES AND EXPENSES, DO NOT EXCEED 0.81% (OTHER THAT CERTAIN NON-ROUTINE EXPENSE OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/09.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. If the manager had not waived fees, the Fund's total return would have been lower.

2. Cumulative total return represents the change in value of an investment over the period indicated.

3. Aggregate total return represents the change in value of an investment over the period indicated. Because the Fund has existed for less than one year, average annual total returns are not available.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the period indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


                              Semiannual Report | 5

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                              6 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                 BEGINNING ACCOUNT VALUE                    EXPENSES PAID DURING PERIOD*
                                      ACTUAL 3/31/08       ENDING ACCOUNT      ACTUAL 3/31/08-6/30/08
                                   HYPOTHETICAL 1/1/08      VALUE 6/30/08    HYPOTHETICAL 1/1/08-6/30/08
                                 -----------------------   --------------   ----------------------------
Actual                                    $1,000              $  941.00                $1.95
Hypothetical (5% return before
   expenses)                              $1,000              $1,020.84                $4.07

* Expenses are calculated using the annualized expense ratio, net of expense waiver, of 0.81%, multiplied by the average account value over the period, multiplied by 182/366 (Hypothetical) to reflect the one-half year period. For actual expenses, the multiplier is 91/366 to reflect the number of days since inception.


                              Semiannual Report | 7

Templeton Institutional Funds

FINANCIAL HIGHLIGHTS

GLOBAL EQUITY SERIES

                                                      PERIOD ENDED
                                                    JUNE 30, 2008(a)
                                                       (UNAUDITED)
                                                    ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period.............       $  10.00
                                                        --------
Income from investment operations(b):
   Net investment income(c)......................           0.09
   Net realized and unrealized gains (losses)....          (0.68)
                                                        --------
Total from investment operations.................          (0.59)
                                                        --------
Net asset value, end of period...................       $   9.41
                                                        ========
Total return(d)..................................          (5.90)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by
   affiliates....................................           1.14%
Expenses net of waiver and payments by
   affiliates....................................           0.81%
Net investment income............................           3.63%
SUPPLEMENTAL DATA
Net assets, end of period (000's)................       $118,286
Portfolio turnover rate..........................           2.90%

(a)  For the period March 31, 2008 (commencement of operations) to June 30,
     2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                              8 | Semiannual Report

Templeton Institutional Funds

STATEMENT OF INVESTMENTS, JUNE 30, 2008 (UNAUDITED)

    GLOBAL EQUITY SERIES                                                 INDUSTRY                     SHARES         VALUE
    -------------------------------------------------   ----------------------------------------   -----------   ------------
    COMMON STOCKS 94.9%
    AUSTRALIA 0.8%
    Alumina Ltd. ....................................               Metals & Mining                    207,960   $    944,477
                                                                                                                 ------------
    AUSTRIA 1.6%
    Telekom Austria AG ..............................    Diversified Telecommunication Services         86,420      1,875,140
                                                                                                                 ------------
    BERMUDA 0.8%
    ACE Ltd. ........................................                  Insurance                        17,590        969,033
                                                                                                                 ------------
    BRAZIL 1.2%
    Companhia Vale do Rio Doce, ADR .................               Metals & Mining                     18,580        665,536
    Embraer-Empresa Brasileira de Aeronautica SA,
       ADR ..........................................             Aerospace & Defense                   27,230        721,595
                                                                                                                 ------------
                                                                                                                    1,387,131
                                                                                                                 ------------
    CANADA 0.2%
    George Weston Ltd. ..............................           Food & Staples Retailing                 5,800        267,902
                                                                                                                 ------------
    CHINA 0.6%
    China Telecom Corp. Ltd., H .....................    Diversified Telecommunication Services      1,426,000        775,432
                                                                                                                 ------------
    FRANCE 8.8%
    AXA SA ..........................................                  Insurance                        32,090        952,975
    France Telecom SA ...............................    Diversified Telecommunication Services         74,100      2,183,043
    Compagnie Generale des Etablissements
       Michelin, B ..................................               Auto Components                      9,140        656,844
    Sanofi-Aventis ..................................               Pharmaceuticals                     30,260      2,021,679
    Suez SA .........................................               Multi-Utilities                      9,670        658,389
    Total SA, B .....................................         Oil, Gas & Consumable Fuels               32,340      2,760,003
    Vivendi SA ......................................                    Media                          30,050      1,140,333
                                                                                                                 ------------
                                                                                                                   10,373,266
                                                                                                                 ------------
    GERMANY 7.4%
    Bayerische Motoren Werke AG .....................                 Automobiles                        5,770        277,560
    Celesio AG ......................................       Health Care Providers & Services            12,790        462,999
    Deutsche Post AG ................................           Air Freight & Logistics                 62,520      1,627,279
    E.ON AG .........................................              Electric Utilities                    5,060      1,020,554
(a) Infineon Technologies AG ........................   Semiconductors & Semiconductor Equipment       154,470      1,328,028
    Merck KGaA ......................................               Pharmaceuticals                     12,890      1,828,520
    SAP AG ..........................................                   Software                        26,510      1,383,352
    Siemens AG ......................................           Industrial Conglomerates                 7,240        799,375
                                                                                                                 ------------
                                                                                                                    8,727,667
                                                                                                                 ------------
    HONG KONG 0.7%
    Cheung Kong (Holdings) Ltd. .....................     Real Estate Management & Development          62,000        835,705
                                                                                                                 ------------
    INDIA 0.6%
(a) ICICI Bank Ltd., ADR ............................               Commercial Banks                    24,860        714,974
                                                                                                                 ------------
    ISRAEL 0.6%
(a) Check Point Software Technologies Ltd. ..........                   Software                        28,080        664,654
                                                                                                                 ------------
    ITALY 2.0%
    Eni SpA .........................................         Oil, Gas & Consumable Fuels               48,217      1,799,363
    UniCredit SpA ...................................               Commercial Banks                    86,198        527,640
                                                                                                                 ------------
                                                                                                                    2,327,003
                                                                                                                 ------------


                              Semiannual Report | 9

Templeton Institutional Funds

    GLOBAL EQUITY SERIES                                                 INDUSTRY                     SHARES         VALUE
    -------------------------------------------------   ----------------------------------------   -----------   ------------
    COMMON STOCKS (CONTINUED)
    JAPAN 5.5%
    EBARA Corp. .....................................                  Machinery                       301,000   $    935,619
    FUJIFILM Holdings Corp. .........................      Electronic Equipment & Instruments           17,600        605,096
    Konica Minolta Holdings Ltd. ....................              Office Electronics                   11,000        185,777
    Mitsubishi UFJ Financial Group Inc. .............               Commercial Banks                     6,400         56,727
    NGK Spark Plug Co. Ltd. .........................               Auto Components                     15,000        172,232
    Nintendo Co. Ltd. ...............................                   Software                         1,400        789,903
    NOK Corp. .......................................               Auto Components                      9,300        147,868
    Olympus Corp. ...................................       Health Care Equipment & Supplies            22,000        743,936
    Takeda Pharmaceutical Co. Ltd. ..................               Pharmaceuticals                     19,000        966,420
    Toyota Motor Corp. ..............................                 Automobiles                       11,400        537,974
    USS Co. Ltd. ....................................               Specialty Retail                    20,900      1,380,012
                                                                                                                 ------------
                                                                                                                    6,521,564
                                                                                                                 ------------
    NETHERLANDS 2.0%
    ING Groep NV ....................................         Diversified Financial Services             20,440       651,904
    Koninklijke Philips Electronics NV ..............           Industrial Conglomerates                21,240        722,736
    SBM Offshore NV .................................         Energy Equipment & Services               20,100        741,863
    Unilever NV .....................................                Food Products                       9,710        275,667
                                                                                                                 ------------
                                                                                                                    2,392,170
                                                                                                                 ------------
    NORWAY 1.6%
    Telenor ASA .....................................    Diversified Telecommunication Services        103,590      1,949,001
                                                                                                                 ------------
    PORTUGAL 0.3%
    Portugal Telecom SGPS SA ........................    Diversified Telecommunication Services         28,140        319,470
                                                                                                                 ------------
    RUSSIA 0.9%
    Gazprom, ADR ....................................         Oil, Gas & Consumable Fuels               19,100      1,109,710
                                                                                                                 ------------
    SINGAPORE 1.8%
    DBS Group Holdings Ltd. .........................               Commercial Banks                    43,000        596,112
(a) Flextronics International Ltd. ..................    Electronic Equipment & Instruments             34,420        323,548
    Singapore Telecommunications Ltd. ...............    Diversified Telecommunication Services        447,000      1,189,415
                                                                                                                 ------------
                                                                                                                    2,109,075
                                                                                                                 ------------
    SOUTH KOREA 1.2%
(b) Hyundai Motor Co., GDR, 144A ....................               Automobiles                          5,800        196,751
    Kookmin Bank, ADR ...............................               Commercial Banks                     8,410        492,069
    Samsung Electronics Co. Ltd. ....................   Semiconductors & Semiconductor Equipment         1,205        719,661
                                                                                                                 ------------
                                                                                                                    1,408,481
                                                                                                                 ------------
    SPAIN 2.3%
    Iberdrola SA, Br. ...............................              Electric Utilities                   21,208        284,184
    Repsol YPF SA ...................................         Oil, Gas & Consumable Fuels                9,528        375,520
    Telefonica SA, ADR ..............................    Diversified Telecommunication Services         26,140      2,080,221
                                                                                                                 ------------
                                                                                                                    2,739,925
                                                                                                                 ------------
    SWITZERLAND 5.0%
    Adecco SA ......................................         Commercial Services & Supplies              2,770        137,483
    Lonza Group AG .................................         Life Sciences Tools & Services              7,370      1,022,349
    Nestle SA ......................................                 Food Products                      24,300      1,098,079
    Novartis AG ....................................                Pharmaceuticals                     38,590      2,125,000


                             10 | Semiannual Report

Templeton Institutional Funds

    GLOBAL EQUITY SERIES                                                 INDUSTRY                     SHARES         VALUE
    -------------------------------------------------   ----------------------------------------   -----------   ------------
    COMMON STOCKS (CONTINUED)
    SWITZERLAND (CONTINUED)
    Swiss Reinsurance Co. ...........................                  Insurance                        18,080   $  1,204,448
(a) UBS AG ..........................................               Capital Markets                     14,002        289,281
                                                                                                                 ------------
                                                                                                                    5,876,640
                                                                                                                 ------------
    TAIWAN 2.4%
    Compal Electronics Inc. .........................           Computers & Peripherals                308,000        332,830
    Taiwan Semiconductor Manufacturing Co. Ltd. .....   Semiconductors & Semiconductor Equipment     1,154,000      2,471,255
                                                                                                                 ------------
                                                                                                                    2,804,085
                                                                                                                 ------------
    TURKEY 0.4%
    Turkcell Iletisim Hizmetleri AS, ADR ............   Wireless Telecommunication Services             37,100        539,805
                                                                                                                 ------------
    UNITED KINGDOM 14.7%
    Aviva PLC .......................................                Insurance                          53,060        529,601
    BAE Systems PLC .................................           Aerospace & Defense                    203,210      1,791,440
    BP PLC ..........................................       Oil, Gas & Consumable Fuels                205,450      2,387,288
    British Energy Group PLC ........................            Electric Utilities                     75,490      1,070,812
    Cadbury PLC .....................................              Food Products                        95,019      1,197,333
    Compass Group PLC ...............................      Hotels, Restaurants & Leisure                49,490        374,173
    G4S PLC .........................................      Commercial Services & Supplies              111,040        447,969
    GlaxoSmithKline PLC .............................             Pharmaceuticals                       93,440      2,071,915
    HSBC Holdings PLC ...............................             Commercial Banks                      11,490        177,577
    Old Mutual PLC ..................................                Insurance                          72,190        133,465
    Premier Foods PLC ...............................              Food Products                        75,280        143,228
    Rexam PLC .......................................          Containers & Packaging                   77,070        594,978
    Royal Bank of Scotland Group PLC ................             Commercial Banks                     233,432        999,868
    Royal Dutch Shell PLC, B, ADR ...................       Oil, Gas & Consumable Fuels                 33,670      2,697,304
    Unilever PLC ....................................              Food Products                        19,050        542,339
    Vodafone Group PLC ..............................   Wireless Telecommunication Services            763,070      2,267,417
                                                                                                                 ------------
                                                                                                                   17,426,707
                                                                                                                 ------------
    UNITED STATES 31.5%
    Accenture Ltd., A ...............................               IT Services                         26,800      1,091,296
    American International Group Inc. ...............                Insurance                          42,440      1,122,962
(a) Amgen Inc. ......................................              Biotechnology                        35,360      1,667,578
(a) Aquila Inc. .....................................           Multi-Utilities                        461,850      1,741,174
    Bank of America Corp. ...........................      Diversified Financial Services                9,670        230,823
    Bristol-Myers Squibb Co. ........................             Pharmaceuticals                       34,540        709,106
    Chevron Corp. ...................................       Oil, Gas & Consumable Fuels                  4,360        432,207
(a) Cisco Systems Inc. ..............................       Communications Equipment                    15,240        354,482
    CMS Energy Corp. ................................             Multi-Utilities                      109,200      1,627,080
    Comcast Corp., A ................................                  Media                            30,050        563,738
    Cooper Cos. Inc. ................................     Health Care Equipment & Supplies              21,470        797,610
    Covidien Ltd. ...................................     Health Care Equipment & Supplies              25,000      1,197,250
    Cytec Industries Inc. ...........................                Chemicals                           6,700        365,552
(a) Dr. Pepper Snapple Group Inc. ...................                Beverages                          48,673      1,021,160
    E. I. du Pont de Nemours and Co. ................                Chemicals                           7,800        334,542
    El Paso Corp. ...................................       Oil, Gas & Consumable Fuels                 70,940      1,542,236
    General Electric Co. ............................         Industrial Conglomerates                  49,930      1,332,632
    JPMorgan Chase & Co. ............................      Diversified Financial Services                2,910         99,842
(a) Lexmark International Inc., A ...................       Computers & Peripherals                      9,920        331,626


                             Semiannual Report | 11

Templeton Institutional Funds

    GLOBAL EQUITY SERIES                                                 INDUSTRY                     SHARES         VALUE
    -------------------------------------------------   ----------------------------------------   -----------   ------------
    COMMON STOCKS (CONTINUED)
    UNITED STATES (CONTINUED)
    Merck & Co. Inc. ................................                Pharmaceuticals                    38,930   $  1,467,272
    Microsoft Corp. .................................                   Software                       104,740      2,881,397
    News Corp., A ...................................                     Media                         58,810        884,502
    NiSource Inc. ...................................                Multi-Utilities                   113,650      2,036,608
(a) Oracle Corp. ....................................                   Software                        32,220        676,620
    Pfizer Inc. .....................................                Pharmaceuticals                    88,470      1,545,571
    PG&E Corp. ......................................                Multi-Utilities                    52,150      2,069,833
    Progressive Corp. ...............................                   Insurance                       58,810      1,100,923
    Quest Diagnostics Inc. ..........................       Health Care Providers & Services            40,750      1,975,152
    Seagate Technology ..............................            Computers & Peripherals                43,810        838,085
    Target Corp. ....................................               Multiline Retail                    14,830        689,447
    Time Warner Inc. ................................                     Media                         54,170        801,716
    Torchmark Corp. .................................                   Insurance                       12,310        721,982
    Tyco Electronics Ltd. ...........................       Electronic Equipment & Instruments          10,480        375,394
    United Parcel Service Inc., B ...................            Air Freight & Logistics                 9,950        611,627
(a) Viacom Inc., B ..................................                     Media                         19,070        582,398
(a) Watson Pharmaceuticals Inc. .....................                 Pharmaceuticals                   50,530      1,372,900
                                                                                                                 ------------
                                                                                                                   37,194,323
                                                                                                                 ------------
    TOTAL COMMON STOCKS
       (COST $117,856,865) ..........................                                                             112,253,340
                                                                                                                 ------------
    PREFERRED STOCK (COST $365,279) 0.3%
    BRAZIL 0.3%
    Banco Bradesco SA, ADR, pfd. ....................               Commercial Banks                    17,420        356,413
                                                                                                                 ------------
    TOTAL INVESTMENTS BEFORE SHORT TERM
       INVESTMENTS (COST $118,222,144) ..............                                                             112,609,753
                                                                                                                 ------------

                                                                                                    PRINCIPAL
                                                                                                     AMOUNT
                                                                                                   -----------
    SHORT TERM INVESTMENT 8.8%
    TIME DEPOSIT (COST $10,385,000) 8.8%
    UNITED STATES 8.8%
    Royal Bank of Scotland Group PLC, 2.50%,
       7/01/08 ......................................                                              $10,385,000     10,385,000
                                                                                                                 ------------
    TOTAL INVESTMENTS (COST $128,607,144) 104.0% ....                                                             122,994,753
    OTHER ASSETS, LESS LIABILITIES (4.0)% ...........                                                              (4,709,157)
                                                                                                                 ------------
    NET ASSETS 100.0% ...............................                                                            $118,285,596
                                                                                                                 ============

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt

GDR - Global Depository Receipt

(a)  Non-income producing for the twelve months ended June 30, 2008.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2008, the value of this security was $196,751, representing 0.17% of net assets.

   The accompanying notes are an integral part of these financial statements.


                             12 | Semiannual Report

Templeton Institutional Funds

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)

                                                                      GLOBAL
                                                                  EQUITY SERIES
                                                                  -------------
Assets:
   Investments in securities:
      Cost ....................................................    $128,607,144
                                                                   ------------
      Value ...................................................    $122,994,753
   Cash .......................................................      10,385,897
   Foreign currency, at value (cost $26,100) ..................          26,210
   Receivables:
      Dividends ...............................................          75,725
   Offering costs .............................................          39,035
                                                                   ------------
         Total assets .........................................     133,521,620
                                                                   ------------
Liabilities:
   Payables:
      Investment securities purchased .........................      15,148,173
      Affiliates ..............................................          41,354
   Accrued expenses and other liabilities .....................          46,497
                                                                   ------------
         Total liabilities ....................................      15,236,024
                                                                   ------------
            Net assets, at value ..............................    $118,285,596
                                                                   ------------
Net assets consist of:
   Paid-in capital ............................................    $123,463,228
   Undistributed net investment income ........................         648,780
   Net unrealized appreciation (depreciation)..................      (5,643,269)
   Accumulated net realized gain (loss) .......................        (183,143)
                                                                   ------------
            Net assets, at value ..............................    $118,285,596
                                                                   ============
   Shares outstanding .........................................      12,566,025
                                                                   ============
   Net asset value per share(a) ...............................    $       9.41
                                                                   ============

(a) Redemption price is equal to net asset value less redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Templeton Institutional Funds

STATEMENT OF OPERATIONS
for the period March 31, 2008 (commencement of operations) to June 30, 2008 (unaudited)

                                                                      GLOBAL
                                                                  EQUITY SERIES
                                                                  -------------
Investment income:
   Dividends (net of foreign taxes of $134,219).................    $   752,308
   Interest.....................................................         41,172
                                                                    -----------
         Total investment income................................        793,480
                                                                    -----------
Expenses:
   Management fees (Note 3a)....................................        125,049
   Administrative fees (Note 3b)................................         35,728
   Transfer agent fees (Note 3c)................................          1,790
   Custodian fees (Note 4)......................................          2,984
   Reports to shareholders......................................         14,758
   Registration and filing fees.................................          1,865
   Professional fees............................................          8,718
   Trustees' fees and expenses..................................            248
   Amortization of offering costs...............................         12,965
   Other........................................................            249
                                                                    -----------
         Total expenses.........................................        204,354
         Expenses waived/paid by affiliates (Note 3d)...........        (59,654)
                                                                    -----------
            Net expenses........................................        144,700
                                                                    -----------
               Net investment income............................        648,780
                                                                    -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments...............................................          7,622
      Foreign currency transactions.............................       (190,765)
                                                                    -----------
            Net realized gain (loss)............................       (183,143)
                                                                    -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments...............................................     (5,612,390)
      Translation of assets and liabilities denominated in
         foreign currencies.....................................        (30,879)
                                                                    -----------
            Net change in unrealized appreciation
              (depreciation)....................................     (5,643,269)
                                                                    -----------
Net realized and unrealized gain (loss).........................     (5,826,412)
                                                                    -----------
Net increase (decrease) in net assets resulting from
   operations ..................................................    $(5,177,632)
                                                                    ===========

The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Templeton Institutional Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      GLOBAL
                                                                      EQUITY
                                                                      SERIES
                                                                   PERIOD ENDED
                                                                     JUNE 30,
                                                                      2008(a)
                                                                   (UNAUDITED)
                                                               .   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................    $    648,780
      Net realized gain (loss) from investments and foreign
         currency transactions ................................        (183,143)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of assets and liabilities
         denominated in foreign currencies ....................      (5,643,269)
                                                                   ------------
         Net increase (decrease) in net assets resulting from
            operations ........................................      (5,177,632)
                                                                   ------------
Capital share transactions: (Note 2) ..........................     123,463,228
                                                                   ------------
         Net increase (decrease) in net assets ................     118,285,596
Net assets:
   Beginning of period                                                       --
                                                                   ------------
   End of period ..............................................    $118,285,596
                                                                   ------------
Undistributed net investment income included in net assets:
   End of period ..............................................    $    648,780
                                                                   ============

(a)  For the period March 31, 2008 (commencement of operations) to June 30,
     2008.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Templeton Institutional Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

GLOBAL EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Global Equity Series (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Time deposits are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                             16 | Semiannual Report

Templeton Institutional Funds

GLOBAL EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                             Semiannual Report | 17

Templeton Institutional Funds

GLOBAL EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed the tax position as of June 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                              18 | Semiannual Report

Templeton Institutional Funds

GLOBAL EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                      PERIOD ENDED
                                    JUNE 30, 2008(a)
                               -------------------------
                                 SHARES        AMOUNT
                               ----------   ------------
Shares sold ................   12,589,711   $123,703,228
Shares redeemed ............      (23,686)      (240,000)
                               ----------   ------------
Net increase (decrease) ....   12,566,025   $123,463,228
                               ==========   ============

(a)  For the period March 31, 2008 (commencement of operations) to June 30,
     2008.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                             AFFILIATION
----------------------------------------------------   ----------------------
Templeton Investment Counsel, LLC (TIC)                Investment manager
Franklin Templeton Services, LLC (FT Services)         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)   Principal underwriter
Franklin Templeton Investor Services, LLC (Investor    Transfer agent
   Services)


                             Semiannual Report | 19

Templeton Institutional Funds

GLOBAL EQUITY SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
       0.700%         Up to and including $1 billion
       0.680%         Over $1 billion, up to and including $5 billion
       0.660%         Over $5 billion, up to and including $10 billion
       0.640%         Over $10 billion, up to and including $15 billion
       0.620%         Over $15 billion, up to and including $20 billion
       0.600%         In excess of $ 20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

For the period ended June 30, 2008, the Fund paid transfer agent fees of $1,790, of which $26 was retained by Investor Services.

D. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and TIC have agreed in advance to waive a portion of their respective fees and to assume payment of other expenses through April 30, 2009. Total expenses waived are not subject to reimbursement by the Fund. After April 30, 2009, FT Services and TIC may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2008, there were no credits earned.


                             20 | Semiannual Report

Templeton Institutional Funds

GLOBAL EQUITY SERIES

5. INCOME TAXES

At June 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...........................   $128,607,144
                                                  ============
Unrealized appreciation .......................      1,794,702
Unrealized depreciation .......................     (7,407,093)
                                                  ------------
Net unrealized appreciation (depreciation) ....   $ (5,612,391)
                                                  ============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2008, aggregated $119,210,568 and $996,050, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

-    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

-    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)


                             Semiannual Report | 21

Templeton Institutional Funds

GLOBAL EQUITY SERIES

8. FAIR VALUE MEASUREMENTS (CONTINUED)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets carried at fair value:

                                        LEVEL 1       LEVEL 2     LEVEL 3      TOTAL
                                     ------------   -----------   -------   ------------
ASSETS:
   Investments in Securities .....   $112,609,753   $10,385,000    $ --     $122,994,753

9. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             22 | Semiannual Report

Templeton Institutional Funds

SHAREHOLDER INFORMATION

GLOBAL EQUITY SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                             Semiannual Report | 23

                      This page intentionally left blank.

(FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)

600 Fifth Avenue
New York, NY 10020

SEMIANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS
Global Equity Series

INVESTMENT MANAGER
Templeton Investment Counsel, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT442 S2008 08/08




Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.  N/A


Item 5. Audit Committee of Listed Registrants.  N/A


Item 6. Schedule of Investments.   N/A


Item 7. Disclosure of Proxy Voting Policies and Procedures for
           Closed-End Management Investment Companies.  N/A


Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A


Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS



By /s/GALEN G. VETTER
---------------------------
Galen G. Vetter
Chief Executive Officer -
 Finance and Administration
Date  August 27, 2008



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/GALEN G. VETTER
---------------------------
Galen G. Vetter
Chief Executive Officer -
 Finance and Administration
Date  August 27, 2008




By /s/LAURA F. FERGERSON
---------------------------
Laura F. Fergerson
Chief Financial Officer and
Chief Accounting Officer
Date  August 27, 2008